                                                              EXHIBIT (a)(1)(ii)

                                   VAN KAMPEN
                            PRIME RATE INCOME TRUST

                           OFFER TO PURCHASE FOR CASH
            101,722,523 OF ITS ISSUED AND OUTSTANDING COMMON SHARES
                      AT NET ASSET VALUE PER COMMON SHARE

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT EASTERN TIME ON FRIDAY, JULY 13, 2001, UNLESS THE OFFER IS EXTENDED. TO ENSURE PROCESSING OF YOUR REQUEST, A LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE OF IT (TOGETHER WITH ANY CERTIFICATES FOR COMMON SHARES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY (AS DEFINED BELOW) ON OR BEFORE JULY 13, 2001.

To the Holders of Common Shares of
VAN KAMPEN PRIME RATE INCOME TRUST:

     Van Kampen Prime Rate Income Trust (the "Trust") is offering to purchase up to 101,722,523 of its common shares of beneficial interest, with par value of $0.01 per share ("Common Shares"), at a price (the "Purchase Price") equal to the net asset value per Common Share ("NAV") determined as of 5:00 P.M. Eastern Time on the Expiration Date (as defined herein). The tendering, acceptance and withdrawal of tenders are subject to the terms and conditions set forth in this Offer to Purchase and the related Letter of Transmittal (which together constitute the "Offer"). The Offer is scheduled to terminate as of 12:00 Midnight Eastern Time on July 13, 2001, unless extended by action of the Trust's Board of Trustees. An Early Withdrawal Charge (as defined in Section 3) will be imposed on most Common Shares accepted for payment that have been held for less than five years. The Common Shares are not currently traded on an established trading market. The purpose of the Offer is to attempt to provide liquidity to shareholders since the Trust is unaware of any secondary market which exists for the Common Shares. The NAV on June 8, 2001 was $8.65. You can obtain current NAV quotations from Van Kampen Funds Inc. ("VK") by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Time, Monday through Friday, except holidays. See Section 9.

     If more than 101,722,523 Common Shares are duly tendered prior to the expiration of the Offer, the Trust presently intends to, subject to the condition that there have been no changes in the factors originally considered by the Board of Trustees when it determined to make the Offer and the other conditions set forth in Section 6, but is under no obligation to, extend the Offer period, if necessary, and increase the number of Common Shares that the Trust is offering to purchase to an amount which it believes will be sufficient to accommodate the excess Common Shares tendered as well as any Common Shares tendered during the extended Offer period or purchase 101,722,523 Common Shares (or such greater number of Common Shares sought) on a pro rata basis.

           THIS OFFER IS BEING MADE TO ALL SHAREHOLDERS OF THE TRUST
                 AND IS NOT CONDITIONED UPON ANY MINIMUM NUMBER
                        OF COMMON SHARES BEING TENDERED.

          THIS OFFER IS SUBJECT TO CERTAIN CONDITIONS. SEE SECTION 6.

                                                                  47 PRT006-6/01

                               SUMMARY TERM SHEET

THIS SUMMARY HIGHLIGHTS CERTAIN INFORMATION IN THIS OFFER TO PURCHASE. YOU SHOULD CAREFULLY READ THE ENTIRE OFFER TO PURCHASE AND RELATED LETTER OF TRANSMITTAL FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE OFFER, AND TO FULLY UNDERSTAND THESE TERMS AND CONDITIONS.

 The Trust                The Trust is a non-diversified, closed-end management
                          investment company organized as a Massachusetts business
                          trust. The Trust seeks to provide shareholders with a high level of current income, consistent with the preservation of capital, by investing in a professionally managed portfolio of interests in floating or variable rate senior loans. As of June 8, 2001, the Trust had net assets of approximately
                          $4.4 billion and had issued and outstanding 508,612,613
                          Common Shares. As of June 8, 2001, the Trust's net asset
                          value per Common Share was $8.65. For additional information about the Trust, see Sections 9, 10, 13 and 14.
 The Offer                The Trust is offering to purchase for cash at the Purchase
                          Price up to 101,722,523 of its outstanding Common Shares
                          which are properly tendered and accepted for payment prior to the Expiration Date of the Offer. The tendering,
                          acceptance and withdrawal of tenders are subject to the
                          terms and conditions set forth in this Offer to Purchase and the related Letter of Transmittal. See Sections 1, 2, 5 and
                          6. An early withdrawal charge will be imposed on most Common
                          Shares accepted for payment that have been held for less
                          than five years. See Section 3.
 Purpose of the Offer     The purpose of this Offer is to attempt to provide liquidity to the holders of Common Shares. The Trust currently does
                          not believe that an active secondary market for its Common
                          Shares exists or is likely to develop, and therefore the
                          Trustees consider each quarter making a tender offer to
                          purchase Common Shares at their NAV to attempt to provide
                          liquidity to the holders of Common Shares. There can be no assurance that this Offer will provide sufficient liquidity to all holders of Common Shares that desire to sell their
                          Common Shares or that the Trust will make any such tender
                          offer in the future. The Trustees may terminate the Offer, amend its terms, reject Common Shares tendered for payment or postpone payment, if during the tender period, certain
                          events occur which the Trustees consider make it inadvisable to proceed with the Offer. See Sections 6, 7, 11 and 16.
 The Purchase Price       The purchase price is equal to the NAV determined as of 5:00
                          P.M. Eastern Time on the Expiration Date. See Section 1. The
                          cost of purchasing the full 101,722,523 Common Shares
                          pursuant to the Offer would be approximately $879,899,824
                          (assuming a NAV of $8.65 on the Expiration Date). The Trust anticipates that cash necessary to purchase any Common
                          Shares acquired pursuant to the Offer will first be derived from cash on hand, such as proceeds from sales of new common shares of the Trust and specified pay-downs from the senior loans in the Trust's portfolio, and then from the proceeds from the sale of cash equivalents held by the Trust. The
                          Trust also may borrow amounts, if necessary, pursuant to a credit agreement which has been established to provide the
                          Trust with additional liquidity for its tender offers. See
                          Section 12.
 The Expiration Date      The Offer is scheduled to terminate as of 12:00 Midnight
                          Eastern Time on July 13, 2001, unless extended by action of the Trust's Board of Trustees. The later of July 13, 2001 or the latest time and date to which the Offer is extended is the "Expiration Date". If the expiration date is extended, the Trust will make a public announcement of the new
                          expiration date. See Sections 1 and 16.
 Tendering Common Shares  Shareholders seeking to tender their Common Shares pursuant to the Offer must send to the Trust's depositary on or
                          before the Expiration Date a properly completed and executed
                          Letter of Transmittal (or manually signed facsimile
                          thereof), Common Share certificates (if applicable) and any other documents required by the Letter of Transmittal. See
                          Section 3.
 Withdrawing Tenders      Shareholders seeking to withdraw their tender of Common
                          Shares must send to the Trust's depositary a written,
                          telegraphic, telex or facsimile transmission notice of
                          withdrawal that specifies the name of the person withdrawing a tender of Common Shares, the number of Common Shares to be withdrawn, and, if certificates representing such Common
                          Shares have been delivered or otherwise identified to the
                          depositary, the name of the registered holder(s) of such
                          Common Shares. Shareholders may withdraw Common Shares
                          tendered at any time prior to the Expiration Date and, if
                          the Common Shares have not yet been accepted for payment by the Trust, at any time after 12:00 Midnight Eastern Time on
                          August 10, 2001. See Section 4.

                                   IMPORTANT

     If you desire to tender all or any portion of your Common Shares, you should either (1) complete and sign the Letter of Transmittal and mail or deliver it along with any Common Share certificate(s) and any other required documents to Van Kampen Investor Services Inc. (the "Depositary") or (2) request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you. If your Common Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, you must contact such broker, dealer, commercial bank, trust company or other nominee if you desire to tender your Common Shares.

     NEITHER THE TRUST NOR ITS BOARD OF TRUSTEES MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING ANY OR ALL OF SUCH SHAREHOLDER'S COMMON SHARES. SHAREHOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE OFFER, CONSULT THEIR OWN INVESTMENT AND TAX ADVISERS AND MAKE THEIR OWN DECISIONS WHETHER TO TENDER COMMON SHARES AND, IF SO, HOW MANY COMMON SHARES TO TENDER.

     NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY RECOMMENDATION ON BEHALF OF THE TRUST AS TO WHETHER SHAREHOLDERS SHOULD TENDER COMMON SHARES PURSUANT TO THE OFFER. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER OTHER THAN THOSE CONTAINED HEREIN OR IN THE LETTER OF TRANSMITTAL. IF GIVEN OR MADE, SUCH RECOMMENDATION AND SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST.

     Questions and requests for assistance may be directed to VK at the address and telephone number set forth below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal should be directed to VK.

June 15, 2001                                 VAN KAMPEN PRIME RATE INCOME TRUST

Van Kampen Funds Inc.                                    Depositary: Van Kampen Investor Services Inc.
1 Parkview Plaza                                         By Regular Mail,
P.O. Box 5555                                            Van Kampen Investor Services Inc.
Oakbrook Terrace, IL 60181-5555                          P.O. Box 218256
(800) 341-2911                                           Kansas City, MO 64121-8256
                                                         Attn: Van Kampen
                                                               Prime Rate Income Trust
                                                         By Certified, Registered,
                                                         Overnight Mail or Courier,
                                                         Van Kampen Investor Services Inc.
                                                         7501 Tiffany Springs Parkway
                                                         Kansas City, MO 64153
                                                         Attn: Van Kampen
                                                               Prime Rate Income Trust

                               TABLE OF CONTENTS

SECTION                                                                 PAGE
-------                                                                 ----

   1.     Price; Number of Common Shares..............................     5

   2.     Procedure for Tendering Common Shares.......................     5

   3.     Early Withdrawal Charge.....................................     7

   4.     Withdrawal Rights...........................................     8

   5.     Payment for Shares..........................................     9

   6.     Certain Conditions of the Offer.............................     9

   7.     Purpose of the Offer........................................    10

   8.     Plans or Proposals of the Trust.............................    10

   9.     Price Range of Common Shares; Dividends.....................    11

  10.     Interest of Trustees and Executive Officers; Transactions
          and Arrangements Concerning the Common Shares...............    11

  11.     Certain Effects of the Offer................................    11

  12.     Source and Amount of Funds..................................    12

  13.     Certain Information about the Trust.........................    14

  14.     Additional Information......................................    15

  15.     Certain Federal Income Tax Consequences.....................    15

  16.     Extension of Tender Period; Termination; Amendments.........    16

  17.     Miscellaneous...............................................    16

EXHIBIT A: Financial Statements

          Unaudited Financial Statements for the period ended January
          31, 2001....................................................   A-1

          Audited Financial Statements for the year ended July 31,
          2000........................................................  A-36

     1. PRICE; NUMBER OF COMMON SHARES. The Trust will, upon the terms and subject to the conditions of the Offer, accept for payment (and thereby purchase) 101,722,523 or such lesser number of its issued and outstanding Common Shares which are properly tendered (and not withdrawn in accordance with Section
4) prior to 12:00 Midnight Eastern Time on July 13, 2001 (such time and date being hereinafter called the "Initial Expiration Date"). The Trust reserves the right to extend the Offer. See Section 16. The later of the Initial Expiration Date or the latest time and date to which the Offer is extended is hereinafter called the "Expiration Date." The Purchase Price of the Common Shares will be their NAV determined as of 5:00 P.M. Eastern Time on the Expiration Date. The NAV on June 8, 2001 was $8.65. You can obtain current NAV quotations from VK by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Time, Monday through Friday, except holidays. Shareholders tendering Common Shares remain entitled to receive dividends declared on such shares up to the settlement date of the Offer. See Section 9. The Trust will not pay interest on the Purchase Price under any circumstances. An Early Withdrawal Charge will be imposed on most Common Shares accepted for payment that have been held for less than five years. See Section 3.

     The Offer is being made to all shareholders of the Trust and is not conditioned upon any minimum number of Common Shares being tendered. If the number of Common Shares properly tendered prior to the Expiration Date and not withdrawn is less than or equal to 101,722,523 Common Shares (or such greater number of Common Shares as the Trust may elect to purchase pursuant to the Offer), the Trust will, upon the terms and subject to the conditions of the Offer, purchase at NAV all Common Shares so tendered. If more than 101,722,523 Common Shares are duly tendered prior to the expiration of the Offer and not withdrawn, the Trust presently intends to, subject to the condition that there have been no changes in the factors originally considered by the Board of Trustees when it determined to make the Offer and the other conditions set forth in Section 6, but is not obligated to, extend the Offer period, if necessary, and increase the number of Common Shares that the Trust is offering to purchase to an amount which it believes will be sufficient to accommodate the excess Common Shares tendered as well as any Common Shares tendered during the extended Offer period or purchase 101,722,523 Common Shares (or such greater number of Common Shares sought) on a pro rata basis.

     On June 8, 2001, there were approximately 508,612,613 Common Shares issued and outstanding and there were approximately 153,532 holders of record of Common Shares. Except as may otherwise be set forth in Section 10 below, the Trust is not aware of any Common Shares to be purchased from any officers, trustees or affiliates of the Trust pursuant to the Offer.

     The Trust reserves the right, in its sole discretion, at any time or from time to time, to extend the period of time during which the Offer is open by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. See Section 16. There can be no assurance, however, that the Trust will exercise its right to extend the Offer. If the Trust decides, in its sole discretion, to increase (except for any increase not in excess of 2% of the outstanding Common Shares) or decrease the number of Common Shares being sought and, at the time that notice of such increase or decrease is first published, sent or given to holders of Common Shares in the manner specified below, the Offer is scheduled to expire at any time earlier than the tenth business day from the date that such notice is first so published, sent or given, the Offer will be extended at least until the end of such ten business day period.

     2. PROCEDURE FOR TENDERING COMMON SHARES.

     Proper Tender of Common Shares. Except as otherwise set forth under the heading "Procedures for Selling Group Members" below, for Common Shares to be properly tendered pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees, any certificates for such Common Shares, and any other documents required by the Letter of Transmittal, must be received on or before the Expiration Date by the Depositary at its address set forth on page 3 of this Offer to Purchase.

     It is a violation of Section 14(e) of the Securities and Exchange Act of 1934 (the "Exchange Act"), and Rule 14e-4 promulgated thereunder, for a person to tender Common Shares in a partial tender offer for such person's own account unless at the time of tender and until such time as the securities are accepted for payment the person so tendering has a net long position equal to or greater than the amount tendered in (i) the Common Shares and will deliver or cause to be delivered such shares for purposes of tender to the Trust prior to or on the Expiration Date, or (ii) an equivalent security and, upon the acceptance of his or her tender will acquire the Common Shares by conversion, exchange, or exercise of such equivalent security to the extent required by the terms of the Offer, and will deliver or cause to be delivered the Common Shares so acquired for the purpose of tender to the Trust prior to or on the Expiration Date.

     Section 14(e) and Rule 14e-4 provide a similar restriction applicable to the tender or guarantee of a tender on behalf of another person.

     The acceptance of Common Shares by the Trust for payment will constitute a binding agreement between the tendering shareholder and the Trust upon the terms and subject to the conditions of the Offer, including the tendering shareholder's representation that (i) such shareholder has a net long position in the Common Shares being tendered within the meaning of Rule 14e-4 promulgated under the Exchange Act and (ii) the tender of such Common Shares complies with Rule 14e-4.

     Signature Guarantees and Method of Delivery. Signatures on the Letter of Transmittal are not required to be guaranteed unless (1) the proceeds for the tendered Common Shares will amount to more than $100,000, (2) the Letter of Transmittal is signed by someone other than the registered holder of the Common Shares tendered therewith, or (3) payment for tendered Common Shares is to be sent to a payee other than the registered owner of such Common Shares and/or to an address other than the registered address of the registered owner of the Common Shares. In those instances, all signatures on the Letter of Transmittal must be guaranteed by a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank (an "Eligible Institution"). If Common Shares are registered in the name of a person or persons other than the signer of the Letter of Transmittal or (a) if payment is to be made to, (b) unpurchased Common Shares are to be registered in the name of or (c) any certificates for unpurchased Common Shares are to be returned to any person other than the registered owner, then the Letter of Transmittal and, if applicable, the tendered Common Share certificates must be endorsed or accompanied by appropriate authorizations, in either case signed exactly as such name or names appear on the registration of the Common Shares with the signatures on the certificates or authorizations guaranteed by an Eligible Institution. If signature is by attorney-in-fact, executor, administrator, Trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, other legal documents will be required. See Instructions 1 and 4 of the Letter of Transmittal.

     Payment for Common Shares tendered and accepted for payment pursuant to the Offer will be made only after receipt by the Depositary on or before the Expiration Date of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by the Letter of Transmittal. If your Common Shares are evidenced by certificates, those certificates must be received by the Depositary on or prior to the Expiration Date.

     THE METHOD OF DELIVERY OF ANY DOCUMENTS, INCLUDING CERTIFICATES FOR COMMON SHARES, IS AT THE ELECTION AND RISK OF THE PARTY TENDERING COMMON SHARES. IF DOCUMENTS ARE SENT BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED.

     Procedures for Selling Group Members. If you are a selling group member, in order for you to tender any Common Shares pursuant to the Offer, you may place a confirmed wire order with VK. All confirmed wire orders used to tender Common Shares pursuant to this Offer must be placed on the Expiration Date only (wire orders placed on any other date will not be accepted by the Trust). Common Shares tendered by a wire order are deemed to be tendered when VK receives the order but subject to the condition subsequent that the settlement instructions, including (with respect to tendered Common Shares for which the selling group member is not the registered owner) a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any other documents required by the Letter of Transmittal and any Common Share certificates, are received by the Depository within three New York Stock Exchange trading days after receipt by VK of such order.

     Determinations of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Trust, in its sole discretion, whose determination shall be final and binding. The Trust reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for which may, in the opinion of the Trust's counsel, be unlawful. The Trust also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender with respect to any particular Common Share(s) or any particular shareholder, and the Trust's interpretations of the terms and conditions of the Offer will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such times as the Trust shall determine. Tendered Common Shares will not be accepted for payment unless the defects or irregularities have been cured within such time or waived. Neither the Trust, VK, the Depositary nor any other person shall be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give such notice.

     Federal Income Tax Withholding. To prevent backup federal income tax withholding equal to 31% of the gross payments made pursuant to the Offer, each shareholder who has not previously submitted a Form W-9 to the Trust or does not otherwise establish an exemption from such withholding must notify the Depositary of such shareholder's correct taxpayer identification number (or certify that such taxpayer is awaiting a taxpayer identification number) and provide certain other information by completing the Form W-9 enclosed with the Letter of Transmittal. Foreign shareholders who are resident aliens and who have not previously submitted a Form W-9, or other foreign shareholders who have not previously submitted a Form W-8, to the Trust must do so in order to avoid backup withholding.

     The Depositary will withhold 30% of the gross payments payable to a foreign shareholder unless the foreign shareholder has provided to the Depositary a Form W-8 on which it claims eligibility for a reduced rate of withholding or establishes an exemption from withholding. (Exemption from backup withholding does not exempt a foreign shareholder from the 30% withholding on dividends.) For this purpose, a foreign shareholder, in general, is a shareholder that is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is subject to United States federal income taxation regardless of the source of such income or (iv) a trust whose administration is subject to the primary jurisdiction of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust. The Depositary will determine a shareholder's status as a foreign shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to certificates or statements provided by the foreign shareholder concerning eligibility for a reduced rate of, or exemption from, withholding unless facts and circumstances indicate that reliance is not warranted. A foreign shareholder who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of, or exemption from, withholding for which such shareholder may be eligible should consider doing so in order to avoid over-withholding. A foreign shareholder may be eligible to obtain a refund of tax withheld if such shareholder meets one of the three tests for capital gain or loss treatment described in Section 15 or is otherwise able to establish that no tax or a reduced amount of tax was due.

     For a discussion of certain other federal income tax consequences to tendering shareholders, see Section 15.

     3. EARLY WITHDRAWAL CHARGE. The Depositary will impose an early withdrawal charge (the "Early Withdrawal Charge") on most Common Shares accepted for payment which have been held less than five years. The Early Withdrawal Charge will be imposed on a number of Common Shares accepted for payment from a record holder of Common Shares the value of which exceeds the aggregate value at the time the tendered Common Shares are accepted for payment of (a) all Common Shares owned by such holder that were purchased more than five years prior to such acceptance, (b) all Common Shares owned by such holder that were acquired through reinvestment of distributions, and (c) the increase, if any, of value of all other Common Shares owned by such holder (namely, those purchased within the five years preceding acceptance for payment) over the purchase price of such Common Shares. The Early Withdrawal Charge will be paid to VK on behalf of the holder of the Common Shares. In determining whether an Early Withdrawal Charge is payable, Common Shares accepted for payment pursuant to the Offer shall be deemed to be those Common

Shares purchased earliest by the Shareholder. Any Early Withdrawal Charge which is required to be imposed will be made in accordance with the following schedule.

                                                                EARLY
                     YEAR OF REPURCHASE                       WITHDRAWAL
                       AFTER PURCHASE                           CHARGE
                     ------------------                       ----------
First.......................................................     3.0%
Second......................................................     2.5%
Third.......................................................     2.0%
Fourth......................................................     1.5%
Fifth.......................................................     1.0%
Sixth and following.........................................     0.0%

     Exchanges. Tendering shareholders may elect to have the Depositary invest the cash proceeds from the tender of Common Shares of the Trust in contingent deferred sales charge shares ("Class B Shares") of certain open-end investment companies advised by either Van Kampen Investment Advisory Corp. or Van Kampen Asset Management Inc. and distributed by VK (such funds are collectively referred to herein as the "VK Funds"), subject to certain limitations. The Early Withdrawal Charge will be waived for Common Shares tendered pursuant to this election, however, such Class B Shares immediately become subject to a contingent deferred sales charge schedule equivalent to the Early Withdrawal Charge schedule of the Trust. Thus, shares of such VK Funds may be subject to a contingent deferred sales charge upon a subsequent redemption from the VK Funds. The purchase of shares of such VK Fund will be deemed to have occurred at the time of the purchase of the Common Shares of the Trust for calculating the applicable contingent deferred sales charge.

     The prospectus for each VK Fund describes its investment objectives and policies. Shareholders can obtain a prospectus without charge by calling 1-800-341-2911 and should consider these objectives and policies carefully before making the election described above. Tendering shareholders may purchase Class B Shares of a VK Fund only if shares of such VK Fund are available for sale, and shareholders establishing a new Class B Share account of a VK Fund must invest net tender proceeds from Common Shares which have a value at or above the new account minimum of such VK Fund. An exchange is still deemed to be a tender of Common Shares causing a taxable event and may result in a taxable gain or loss for tendering shareholders.

     A shareholder may make the election described above by completing the appropriate section on the Letter of Transmittal or by giving proper instructions to the shareholder's broker or dealer. Although this election to purchase Class B Shares of a VK Fund has been made available as a convenience to the Trust's shareholders, neither the Trust nor its Board of Trustees makes any recommendation as to whether shareholders should invest in shares of another VK Fund. For shareholders electing this exchange option, in order to establish automatic purchase, redemption and exchange privileges on the Class B Share account, a signature guaranteed form will be required for such account; shareholders may access materials to establish these privileges by calling the Investor Services Department at (800) 341-2911 or accessing applicable forms at http://www.vankampen.com and selecting the Shareholder section and then the Forms Library.

     4. WITHDRAWAL RIGHTS. Except as otherwise provided in this Section 4, tenders of Common Shares made pursuant to the Offer will be irrevocable. You may withdraw Common Shares tendered at any time prior to the Expiration Date and, if the Common Shares have not yet been accepted for payment by the Trust, at any time after 12:00 Midnight Eastern Time on August 10, 2001.

     To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Depositary at the address set forth on page 3 of this Offer to Purchase. Any notice of withdrawal must specify the name of the person having tendered the Common Shares to be withdrawn, the number of Common Shares to be withdrawn, and, if certificates representing such Common Shares have been delivered or otherwise identified to the Depositary, the name of the registered holder(s) of such Common Shares as set forth in such certificates if different from the name of the person tendering the Common Shares. If certificates have been delivered to the Depositary, then, prior to the release of such certificates, you must also submit the certificate numbers shown on the particular certificates evidencing such Common Shares and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution.

     All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by the Trust in its sole discretion, whose determination shall be final and binding. None of the Trust, VK, the Depositary or any other person is or will be obligated to give any notice of any defects or irregularities in any notice of withdrawal, and none of them will incur any liability for failure to give any such notice. Common Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Common Shares may be retendered by following the procedures described in Section 2 prior to the Expiration Date.

     5. PAYMENT FOR SHARES. For purposes of the Offer, the Trust will be deemed to have accepted for payment (and thereby purchased) Common Shares which are tendered and not withdrawn when, as and if it gives oral or written notice to the Depositary of its acceptance of such Common Shares for payment pursuant to the Offer.

     Payment for Common Shares purchased pursuant to the Offer will be made by depositing the aggregate purchase price therefor with the Depositary, which will act as agent for tendering shareholders for the purpose of receiving payment from the Trust and either transmitting payment directly to the tendering shareholders or, in the case of tendering shareholders electing to invest such proceeds in another VK Fund, transmitting payment directly to the transfer agent for purchase of Class B Shares of the designated VK Fund for the account of such shareholders. In all cases, payment for Common Shares accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary, as required pursuant to the Offer, of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any certificates representing such Common Shares, if issued, and any other required documents. Certificates for Common Shares not purchased (see Sections 1 and 6), or for Common Shares not tendered included in certificates forwarded to the Depositary, will be returned promptly following the termination, expiration or withdrawal of the Offer, without expense to the tendering shareholder.

     The Trust will pay all transfer taxes, if any, payable on the transfer to it of Common Shares purchased pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted by the Offer) if unpurchased Common Shares are to be registered in the name of any person other than the registered holder, or if tendered certificates, if any, are registered or the Common Shares tendered are held in the name of any person other than the person signing the Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Shareholders tendering Common Shares remain entitled to receive dividends declared on such shares up to the settlement date of the Offer. The Trust will not pay any interest on the Purchase Price under any circumstances. An Early Withdrawal Charge will be imposed on most Common Shares accepted for payment that have been held for less than five years. See
Section 3. In addition, if certain events occur, the Trust may not be obligated to purchase Common Shares pursuant to the Offer. See Section 6.

     ANY TENDERING SHAREHOLDER OR OTHER PAYEE WHO HAS NOT PREVIOUSLY SUBMITTED A COMPLETED AND SIGNED FORM W-9 AND WHO FAILS TO COMPLETE FULLY AND SIGN THE FORM W-9 ENCLOSED WITH THE LETTER OF TRANSMITTAL MAY BE SUBJECT TO REQUIRED FEDERAL INCOME TAX WITHHOLDING OF 31% OF THE GROSS PROCEEDS PAID TO SUCH SHAREHOLDER OR OTHER PAYEE PURSUANT TO THE OFFER. SEE SECTION 2.

     6. CERTAIN CONDITIONS OF THE OFFER. Notwithstanding any other provision of the Offer, the Trust shall not be required to accept for payment, purchase or pay for any Common Shares tendered, and may terminate or amend the Offer or may postpone the acceptance for payment of, the purchase of and payment for Common Shares tendered, if at any time at or before the time of purchase of any such Common Shares, any of the following events shall have occurred (or shall have been determined by the Trust to have occurred) which, in the Trust's sole judgment in any such case and regardless of the circumstances (including any action or omission to act by the Trust), makes it inadvisable to proceed with the Offer or with such purchase or payment: (1) in the reasonable judgment of the Trustees, there is not sufficient liquidity of the assets of the Trust; (2) such transactions, if consummated, would (a) impair the Trust's status as a regulated investment company under the federal income tax law (which would make the Trust a taxable entity, causing the Trust's taxable income to be taxed at the Trust level) or (b) result in a failure to comply with applicable asset coverage requirements; or (3) there is, in the Board of Trustees' reasonable judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) suspension of or limitation on prices for trading securities generally on any United States national securities exchange or in the over-the-counter market, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States,
(d) limitation affecting the Trust or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect on the Trust or the holders of its Common Shares if the tendered Common Shares are purchased.

     The foregoing conditions are for the Trust's sole benefit and may be asserted by the Trust regardless of the circumstances giving rise to any such condition (including any action or inaction by the Trust), and any such condition may be waived by the Trust in whole or in part, at any time and from time to time in its sole discretion. The Trust's failure at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right; the waiver of any such right with respect to particular facts and circumstances shall not be deemed a waiver with respect to any other facts or circumstances; and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by the Trust concerning the events described in this Section 6 shall be final and shall be binding on all parties.

     If the Trust determines to terminate or amend the Offer or to postpone the acceptance for payment of or payment for Common Shares tendered, it will, to the extent necessary, extend the period of time during which the Offer is open as provided in Section 16. Moreover, in the event any of the foregoing conditions are modified or waived in whole or in part at any time, the Trust will promptly make a public announcement of such waiver and may, depending on the materiality of the modification or waiver, extend the Offer period as provided in Section 16.

     7. PURPOSE OF THE OFFER. The Trust currently does not believe that an active secondary market for its Common Shares exists or is likely to develop. In recognition of the possibility that a secondary market may not develop for the Common Shares of the Trust, or, if such a market were to develop, the Common Shares might trade at a discount, the Trustees have determined that it would be in the best interest of its shareholders for the Trust to take action to attempt to provide liquidity to shareholders or to reduce or eliminate any future market value discount from NAV that might otherwise exist, respectively. To that end, the Trustees presently intend each quarter to consider making a tender offer to purchase Common Shares at their NAV. The purpose of this Offer is to attempt to provide liquidity to the holders of Common Shares. There can be no assurance that this Offer will provide sufficient liquidity to all holders of Common Shares that desire to sell their Common Shares or that the Trust will make any such tender offer in the future.

     NEITHER THE TRUST NOR ITS BOARD OF TRUSTEES MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING ANY OR ALL OF SUCH SHAREHOLDER'S COMMON SHARES AND HAS NOT AUTHORIZED ANY PERSON TO MAKE ANY SUCH RECOMMENDATION. SHAREHOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE OFFER, CONSULT THEIR OWN INVESTMENT AND TAX ADVISORS AND MAKE THEIR OWN DECISIONS WHETHER TO TENDER COMMON SHARES AND, IF SO, HOW MANY COMMON SHARES TO TENDER.

     8. PLANS OR PROPOSALS OF THE TRUST. Except as set forth in this Section 8, the Trust has no present plans or proposals which relate to or would result in any extraordinary transaction such as a merger, reorganization or liquidation involving the Trust; any purchase, sale or transfer of a material amount of assets of the Trust other than in its ordinary course of business; any material changes in the Trust's present capitalization (except as resulting from the Offer or otherwise set forth herein); or any other material changes in the Trust's structure or business. The Trust's fundamental investment policies and restrictions give the Trust the flexibility to pursue its investment objective through a fund structure commonly known as a "master-feeder" structure. If the Trust converts to a master-feeder structure, the existing shareholders of the Trust would continue to hold their shares of the Trust and the Trust would become a feeder-fund of the master-fund. The value of a shareholder's shares would be the same immediately after any conversion as the value immediately before such conversion. Use of this master-feeder structure potentially would result in increased assets invested among the collective investment vehicle of which the Trust would be a part, thus allowing operating expenses to be spread over a larger asset base, potentially achieving economies of scale. The Trust's Board of Trustees presently does not intend to affect any conversion to a master-feeder structure.

     9. PRICE RANGE OF COMMON SHARES; DIVIDENDS. The Trust's NAV from June 8, 1999 through June 8, 2001 ranged from a high of $9.90 to a low of $8.60. On June 8, 2001, the NAV was $8.65. You can obtain current NAV quotations from VK by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Time, Monday through Friday, except holidays. NAV quotes also may be obtained through the ICI Pricing Service which is released each Friday evening and published by the Dow Jones Capital Markets Wire Service on each Friday; published in the New York Times on each Saturday; published in the Chicago Tribune on each Sunday; and published weekly in Barron's magazine. The Trust offers and sells its Common Shares to the public on a continuous basis through VK as principal underwriter. The Trust is not aware of any secondary market trading for the Common Shares. Dividends on the Common Shares are declared daily and paid monthly.

     Over the twelve month period preceding the commencement of the Offer, the Trust paid the following dividends per Common Share held for the entire respective dividend period:

                     DIVIDEND PAYMENT                       AMOUNT OF DIVIDEND
                           DATE                              PER COMMON SHARE
                     ----------------                       ------------------
May 25, 2001............................................... $0.0485
April 25, 2001............................................. $0.0520
March 23, 2001............................................. $0.0590
February 23, 2001.......................................... $0.0640
January 25, 2001........................................... $0.0470
December 31, 2000.......................................... $0.0170
December 22, 2000.......................................... $0.0640
November 24, 2000.......................................... $0.0640
October 25, 2000........................................... $0.0640
September 25, 2000......................................... $0.0627
August 25, 2000............................................ $0.0600
July 25, 2000.............................................. $0.0600
June 23, 2000.............................................. $0.0595

Shareholders tendering Common Shares remain entitled to receive dividends declared on such Common Shares up to the settlement date of the Offer.

     10. INTEREST OF TRUSTEES AND EXECUTIVE OFFICERS; TRANSACTIONS AND ARRANGEMENTS CONCERNING THE COMMON SHARES. Except as set forth in this Section 10, as of June 8, 2001, the trustees and executive officers of the Trust as a group beneficially owned no Common Shares. As of June 8, 2001, Wayne W. Whalen, a trustee of the Trust, owned 2,021.246 Common Shares. The Trust is not aware of any Common Shares to be purchased from any officer, trustee or affiliate of the Trust pursuant to the Offer.

     Except as set forth in this Section 10, based upon the Trust's records and upon information provided to the Trust by its trustees, executive officers and affiliates (as such term is used in the Securities Exchange Act of 1934), neither the Trust nor, to the best of the Trust's knowledge, any of the trustees or executive officers of the Trust, nor any affiliates of any of the foregoing, has effected any transactions in the Common Shares during the sixty day period prior to the date hereof. Wayne W. Whalen acquired 23.296 Common Shares between April 16, 2001 and the date hereof through the reinvestment of dividends as described in the Trust's prospectus.

     Except as set forth in this Offer to Purchase, neither the Trust nor, to the best of the Trust's knowledge, any of its affiliates, trustees or executive officers, is a party to any agreement, arrangement or understanding, whether or not legally enforceable, between the Trust, any of the Trust's executive officers or trustees, any person controlling the Trust or any officer or director of any corporation ultimately in control of the Trust and any other person with respect to any securities of the Trust.

     11. CERTAIN EFFECTS OF THE OFFER. The purchase of Common Shares pursuant to the Offer will have the effect of increasing the proportionate interest in the Trust of shareholders who do not tender their Common

Shares. If you retain your Common Shares you will be subject to any increased risks that may result from the reduction in the Trust's aggregate assets resulting from payment for the tendered Common Shares (e.g., greater volatility due to decreased diversification and higher expenses). However, the Trust believes that since the Trust is engaged in a continuous offering of the Common Shares, those risks would be reduced to the extent new Common Shares of the Trust are sold. All Common Shares purchased by the Trust pursuant to the Offer will be held in treasury pending disposition.

     12. SOURCE AND AMOUNT OF FUNDS. The total cost to the Trust of purchasing the full 101,722,523 Common Shares pursuant to the Offer would be approximately $879,899,824 (assuming a NAV of $8.65 on the Expiration Date). The Trust anticipates that the Purchase Price for any Common Shares acquired pursuant to the Offer will first be derived from cash on hand, such as proceeds from sales of new Common Shares of the Trust and specified pay-downs from the participation interests in senior corporate loans which it has acquired, and then from the proceeds from the sale of cash equivalents held by the Trust. The Trust may from time to time enter into one or more credit agreements to provide the Trust with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer it may make. The Trust has been a party to such credit arrangements in the past and currently is a party to a credit agreement which will terminate by its terms on September 12, 2001 (described in more detail below). If, in the judgment of the Trustees, there is not sufficient liquidity of the assets of the Trust to pay for tendered Common Shares, the Trust may terminate the Offer. See Section 6.

     The Trust has entered into a Third Amendment and Restatement of Credit Agreement, dated as of September 13, 2000 (the "Credit Agreement"), among the Trust and Van Kampen Senior Floating Rate Fund (the "Co-Borrower") as borrowers (collectively the "Borrowers"), the banks party thereto (the "Financial Institutions"), and Bank of America, N.A., ("BofA"), as agent, pursuant to which the Financial Institutions have committed to provide a credit facility of up to $500,000,000 (subject to an optional commitment increase upon approval of each Borrower's Board of Trustees and the Financial Institutions) (the "Credit Facility Commitment") to the Trust and the Co-Borrower, which is not secured by the assets of the Trust or Co-Borrower or other collateral. As of the date hereof, neither the Trust nor the Co-Borrower has any outstanding borrowing under the Credit Agreement. The proceeds of any amounts borrowed under the Credit Agreement may be used to provide the Trust with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer that it may make. The Credit Agreement has terms and conditions substantially similar to the following:

     a. Each of the Trust and the Co-Borrower is entitled to borrow money ("Loans") from the Financial Institutions in amounts which in the aggregate do not exceed the amount of the Credit Facility Commitment, provided that the aggregate amount of Loans to the Trust or the Co-Borrower on an individual basis cannot exceed twenty-five percent (25%) of the net asset value of the Trust or Co-Borrower, as the case may be (defined as total assets minus total liabilities minus assets subject to liens).

     b. Loans made under the Credit Agreement, if any, will bear interest daily at the option of the Trust or Co-Borrower, as applicable, (i) at a rate per annum equal to the federal funds rate from time to time plus 0.50%, or (ii) at a rate per annum equal to a reserve-adjusted interbank offered rate offered by BofA's Grand Cayman Branch ("IBOR") plus 0.50% per annum. Each of the Trust and Co-Borrower will bear the expenses of any borrowings attributable to it under the Credit Agreement. Such interest will be due, in arrears, on the outstanding principal amount of each Loan (i) as to any federal funds rate Loan on the last business day of each calendar quarter and (ii) as any offshore rate Loan, from one
        (1) day to sixty (60) days from the date of the Loan, as selected by the Trust or Co-Borrower, as applicable, in advance. Interest on the outstanding principal of the Loans will also be due on the date of any prepayment of any offshore rate Loan and on demand during the existence of an event of default under the Credit Agreement payable by the borrower subject to such event of default. Overdue payments of principal and interest will bear interest, payable upon demand, at a penalty rate. No Loan shall be outstanding for a period of more than sixty (60) days, and there shall be no more than three Interest Periods as defined in the Credit Agreement in effect.

     c. The Trust paid arrangement fees and expenses to BofA or its affiliates on the date the Credit Agreement was executed. In addition, during the term of the Credit Agreement, the Trust is obligated to pay its pro rata share (based on the relative net assets of the Trust and Co-Borrower) of a commitment fee computed at the rate of 0.09% per annum on the average daily unused amount of the facility.

     d. The principal amount of any Loan made under the Credit Agreement, if any, is required to be paid sixty (60) days from the date of the Loan. Each of the Trust and Co-Borrower is entitled to prepay a Loan made to it in multiples of $1,000,000, provided that the Trust or Co-Borrower, as applicable, gives sufficient notices of prepayment. On the Commitment Termination Date (as defined below), all outstanding principal and accrued interest under the Credit Agreement will be due and payable in full.

     e. The Credit Agreement provides for BofA to elect to make swingline loans to each Borrower in amounts which in the aggregate do not exceed $25,000,000, provided that the aggregate amount of such swingline loans to the Trust or the Co-Borrower on an individual basis cannot exceed the lesser of (a) BofA's commitment under the Credit Agreement, (b) the combined commitment of all Financial Institutions under the Credit Agreement or (c) twenty-five percent (25%) of the net asset value of the Trust or Co-Borrower, as the case may be. Such swingline loans are due no later than the seventh business day following the day the swingline loan was made, bear interest at a rate per annum equal to the federal funds rate from time to time plus 0.50% due upon the repayment of such loan and, if unpaid when due or the Borrower otherwise elects, may convert to a traditional federal funds rate Loan under the Credit Agreement funded by BofA and all of the other Financial Institutions in accordance with the Credit Agreement's commitment schedule.

     f. The drawdown of the initial Loan or swingline loan, if any, under the Credit Agreement is subject to certain conditions, including, among other things, the Trust and Co-Borrower, as applicable, executing and delivering a promissory note made payable to the order of each Financial Institution, in the form attached to the Credit Agreement (the "Promissory Notes").

        The drawdown of each Loan or swingline loan, if any, is further conditioned upon the satisfaction of additional conditions, including, without limitation, (i) the providing of notice with respect to the Loan; (ii) the asset coverage ratio for the applicable borrower being at least 4 to 1; (iii) there being no default or event of default in existence with respect to the applicable borrower; (iv) the representations and warranties with respect to the applicable borrower made in the Credit Agreement continuing to be true; and (v) there being no Loans outstanding with respect to the applicable borrower for more than sixty (60) days on the day preceding the proposed borrowing.

     g. The Credit Agreement contains various affirmative and negative covenants of the Trust and Co-Borrower, including, without limitation, obligations: (i) to provide periodic financial information; (ii) with limited exceptions, to not consolidate with or merge into any other entity or have any other entity merge into it and to not sell all or any substantial part of its assets; (iii) to continue to engage in its current type of business and to maintain its existence as a business trust; (iv) to comply with applicable laws, rules and regulations; (v) to maintain insurance on its property and business; (vi) to limit the amount of its debt based upon 25% of the net asset value of the applicable borrower; and (vii) to not create any lien on any of its assets, with certain exceptions.

     h. The Credit Agreement also contains various events of default (with certain specified grace periods), including, without limitation: (i) failure to pay when due any amounts required to be paid to the Financial Institutions under the Credit Agreement or the Promissory Notes; (ii) any material misrepresentations in the Credit Agreement or documents delivered to the Financial Institutions; (iii) failure to observe or perform certain terms, covenants and agreements contained in the Credit Agreement, the Promissory Notes or other documents delivered to the Financial Institutions; (iv) failure to comply with the Trust's or Co-Borrower's, as applicable, fundamental investment policies or investment restrictions; (v) failure to comply by the Trust or Co-Borrower, as applicable, with all material provisions of the Investment Company Act of 1940; (vi) the voluntary or involuntary bankruptcy of the Trust or Co-Borrower, as applicable; (vii) the entry of judgments for the payment of money in excess of $5,000,000 in the aggregate which remains unsatisfied or unstayed for a period of 30 days; and (viii) a change in control of the Trust's or Co-Borrower's, as applicable, investment adviser.

     i. The credit facility provided pursuant to the Credit Agreement will terminate on September 12, 2001 (the "Commitment Termination Date"), unless extended or earlier terminated pursuant to the terms thereof, and all accrued interest and principal will be due thereon.

     Pursuant to guidelines applicable to the Trust and the Co-Borrower, any Loans to the Trust and Co-Borrower will be made on a first-come, first-serve basis. If, at any time, the demand for borrowings by the Trust and Co-Borrower exceeds amounts available under the Credit Agreement, such borrowing will be allocated on a fair and equitable basis, taking into consideration factors, including without limitation, relative net assets of the Trust and Co-Borrower, amounts requested by the Trust and Co-Borrower, and availability of other sources of cash to meet each parties needs.

     The Trust intends to repay any Loans under the Credit Agreement from proceeds from the specified pay-downs from the interests in Senior Loans (as defined below) which will be acquired and from proceeds from the sale of Common Shares.

     The foregoing descriptions of the Credit Agreement do not purport to be complete or final, and are qualified in their entirety by reference to the Credit Agreement included as Exhibit (b)(1) to the Issuer Tender Offer Statement on Schedule TO of the Trust. See Section 14.

     13. CERTAIN INFORMATION ABOUT THE TRUST. The Trust was organized as a Massachusetts business trust on July 14, 1989 and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust's investment objective is to provide a high level of current income, consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing in a professionally managed portfolio of interests in floating or variable rate senior loans ("Senior Loans") to corporations, partnerships and other entities ("Borrowers") which operate in a variety of industries and geographical regions. Although the Trust's NAV will vary, the Trust's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize fluctuations in the Trust's NAV as a result of changes in interest rates. Senior Loans in which the Trust will invest generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the prime rate offered by one or more major United States banks ("Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit rate or other base lending rates used by commercial lenders. The Senior Loans in the Trust's portfolio at all times have a dollar-weighted average time until next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, the interest payable to the Trust from its investments in Senior Loans should increase, and as short-term interest rates decrease, the interest payable to the Trust on its investments in Senior Loans should decrease. The amount of time required to pass before the Trust realizes the effects of changing short-term market interest rates on its portfolio varies with the dollar-weighted average time until the next interest rate redetermination on securities in the Trust's portfolio.

     The Trust has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it is able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or participations in Senior Loans purchased from a single lender. To the extent the Trust invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Trust will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

     The Trust is advised by Van Kampen Investment Advisory Corp. (the "Adviser") pursuant to an Investment Advisory Agreement under which the Trust accrues daily and pays monthly to the Adviser an investment management fee based on the per annum rate of: 0.95% of the first $4.0 billion of average daily net assets of the Trust, 0.90% on the next $3.5 billion, 0.875% on the next $2.5 billion and 0.85% on average daily net assets over $10 billion. The Trust also is a party to an Administration Agreement and an Offering Agreement with VK. Under the Administration Agreement, the Trust pays VK a monthly fee based on the per annum rate of 0.25% of the Trust's average daily net assets. Under the Offering Agreement, the Trust offers and sells its Common Shares to the public on a continuous basis through VK as principal underwriter. VK compensates broker-dealers participating in the continuous offering of the Trust's Common Shares at a rate of 3.0% of the dollar value of Common Shares purchased from the Trust by such broker-dealers. VK also compensates broker-dealers who have entered into sales agreements with VK at an annual rate, paid quarterly, equal to an amount up to 0.35% of the value of Common Shares sold by each respective broker-dealer and remaining outstanding after one year from the date of their original purchase. VK also may provide, from time to time, additional cash incentives to broker-dealers which employ representatives who sell a minimum dollar amount of the Common Shares. All such compensation is or will be paid by VK out of its own assets, and not out of the assets of the Trust. The compensation paid to such broker-dealers and to VK, including the compensation paid at the time of purchase, the quarterly payments, any additional incentives paid from time to time and the Early Withdrawal Charge, if any, will not exceed applicable limitations.

     The principal executive offices of the Trust are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555.

     Reference is hereby made to Section 9 of this Offer to Purchase and the financial statements attached hereto as Exhibit A which are incorporated herein by reference.

     14. ADDITIONAL INFORMATION. The Trust has filed an Issuer Tender Offer Statement on Schedule TO with the Securities and Exchange Commission (the "Commission") which includes certain additional information relating to the Offer. Such material may be inspected and copied at prescribed rates at the Commission's public reference facilities at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; Jacob K. Javits Federal Building, 26 Federal Plaza, New York, New York 10278; and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material may also be obtained by mail at prescribed rates from the Public Reference Branch of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the Issuer Tender Offer Statement on Schedule TO is available along with other related materials at the Commission's internet website (http://www.sec.gov).

     15. CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following discussion is a general summary of the federal income tax consequences of a sale of Common Shares pursuant to the Offer. Shareholders should consult their own tax advisers regarding the tax consequences of a sale of Common Shares pursuant to the Offer, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

     The sale of Common Shares pursuant to the Offer will be a taxable transaction for federal income tax purposes, either as a "sale or exchange," or under certain circumstances, as a "dividend." Under Section 302(b) of the Internal Revenue Code of 1986, as amended (the "Code"), a sale of Common Shares pursuant to the Offer generally will be treated as a "sale or exchange" if the receipt of cash by the shareholder or by the Depositary on behalf of the shareholder, in the case of a tendering shareholder electing to invest cash proceeds from the tender of Common Shares in Class B Shares of a designated VK
Fund: (a) results in a "complete termination" of the shareholder's interest in the Trust, (b) is "substantially disproportionate" with respect to the shareholder, or (c) is "not essentially equivalent to a dividend" with respect to the shareholder. In determining whether any of these tests has been met, Common Shares actually owned, as well as Common Shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in
Section 318 of the Code, generally must be taken into account. If any of these three tests for "sale or exchange" treatment is met, a shareholder will recognize gain or loss equal to the difference between the amount of cash received by the shareholder or by the Depositary on behalf of the shareholder, in the case of a tendering shareholder electing to invest cash proceeds from the tender of Common Shares in Class B Shares of a designated VK Fund, pursuant to the Offer and the tax basis of the Common Shares sold. If such Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

     If none of the tests set forth in Section 302(b) of the Code is met, amounts received by a shareholder or by the Depositary on behalf of a shareholder, as the case may be, who sells Common Shares pursuant to the Offer will be taxable to the shareholder as a "dividend" to the extent of such shareholder's allocable share of the Trust's current or accumulated earnings and profits, and the excess of such amounts received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the shareholder's tax basis in the Common Shares sold pursuant to the Offer) and any amounts in excess of the shareholder's tax basis would constitute taxable gain. Thus, a shareholder's tax basis in the Common Shares sold will not reduce the amount of the "dividend." Any remaining tax basis in the Common Shares tendered to the Trust will be transferred to any remaining Common Shares held by such shareholder. In addition, if a tender of Common Shares is treated as a "dividend" to a tendering shareholder, a constructive dividend under Section 305(c) of the Code may result to a non-tendering shareholder whose proportionate interest in the earnings and assets of the Trust has been increased by such tender. The Trust believes, however, that the nature of the repurchase will be such that a tendering shareholder will qualify for "sale or exchange" treatment (as opposed to "dividend" treatment).

     16. EXTENSION OF TENDER PERIOD; TERMINATION; AMENDMENTS. The Trust reserves the right, at any time and from time to time, to extend the period of time during which the Offer is pending by making a public announcement thereof. In the event that the Trust so elects to extend the tender period, the Purchase Price for the Common Shares tendered will be determined as of 5:00 P.M. Eastern Time on the Expiration Date, as extended, and the Offer will terminate as of 12:00 Midnight Eastern Time on the Expiration Date, as extended. During any such extension, all Common Shares previously tendered and not purchased or withdrawn will remain subject to the Offer. The Trust also reserves the right, at any time and from time to time up to and including the Expiration Date, to (a) terminate the Offer and not to purchase or pay for any Common Shares or, subject to applicable law, postpone payment for Common Shares upon the occurrence of any of the conditions specified in Section 6, and (b) amend the Offer in any respect by making a public announcement thereof. Such public announcement will be issued no later than 9:00 A.M. Eastern Time on the next business day after the previously scheduled Expiration Date and will disclose the approximate number of Common Shares tendered as of that date. Without limiting the manner in which the Trust may choose to make a public announcement of extension, termination or amendment, except as provided by applicable law, the Trust shall have no obligation to publish, advertise or otherwise communicate any such public announcement, other than by making a release to the Dow Jones News Service.

     If the Trust materially changes the terms of the Offer or the information concerning the Offer, or if it waives a material condition of the Offer, the Trust will extend the Offer to the extent required by Rule 13e-4 promulgated under the Exchange Act. These rules require that the minimum period during which an offer must remain open following material changes in the terms of the offer or information concerning the offer (other than a change in price or a change in percentage of securities sought) will depend on the facts and circumstances, including the relative materiality of such terms or information. If (i) the Trust increases or decreases the price to be paid for Common Shares, or the Trust increases the number of Common Shares being sought by an amount exceeding 2% of the outstanding Common Shares, or the Trust decreases the number of Common Shares being sought and (ii) the Offer is scheduled to expire at any time earlier than the expiration of a period ending on the tenth business day from, and including, the date that notice of such increase or decrease is first published, sent or given, the Offer will be extended at least until the expiration of such period of ten business days.

     17. MISCELLANEOUS. The Offer is not being made to, nor will the Trust accept tenders from, owners of Common Shares in any jurisdiction in which the Offer or its acceptance would not comply with the securities or Blue Sky laws of such jurisdiction. The Trust is not aware of any jurisdiction in which the making of the Offer or the tender of Common Shares would not be in compliance with the laws of such jurisdiction. However, the Trust reserves the right to exclude holders in any jurisdiction in which it is asserted that the Offer cannot lawfully be made. So long as the Trust makes a good-faith effort to comply with any state law deemed applicable to the Offer, the Trust believes that the exclusion of holders residing in such jurisdiction is permitted under Rule 13e-4(f)(9) promulgated under the Exchange Act. In any jurisdiction the securities or Blue Sky laws of which require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on the Trust's behalf by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

June 15, 2001                                 VAN KAMPEN PRIME RATE INCOME TRUST

                                                      BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.(1)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  90.9%
            AEROSPACE/DEFENSE  0.9%
 $10,853    Aerostructures Corp.,
            Term Loan............... NR        BB-    12/31/03 to 09/06/04   $   10,743,907
   5,471    Aircraft Braking Systems
            Corp., Term Loan........ Ba3       B+     10/15/05                    5,471,622
   7,784    DeCrane Finance Co.,
            Term Loan............... B2        B+     09/30/05 to 12/17/06        7,471,976
   9,574    EG&G Technical Services,
            Inc., Term Loan......... B1        NR     08/20/07                    9,438,308
   6,486    Fairchild Corp., Term
            Loan.................... Ba3       BB-    04/30/06                    6,097,098
   3,980    Vought Aircraft
            Industries, Inc., Term
            Loan.................... NR        NR     07/30/07 to 06/30/08        3,961,758
                                                                             --------------
                                                                                 43,184,669
                                                                             --------------
            AUTOMOTIVE  2.3%
  18,929    American Axle &
            Manufacturing Holdings,
            Inc., Term Loan......... Ba2       BB     04/30/06                   18,835,887
  10,224    Breed Technologies,
            Inc., Term Loan......... NR        NR     12/20/04                   10,223,800
  14,888    Dura Operating Corp.,
            Term Loan............... Ba3       BB-    03/31/06                   14,381,325
  50,543    Federal-Mogul Corp.,
            Term Loan............... B2        B+     02/24/04 to 03/24/05       32,060,886
   9,768    Global Metal
            Technologies, Inc., Term
            Loan.................... NR        NR     03/13/05                    8,694,337
   9,850    Metalforming
            Technologies, Inc., Term
            Loan.................... NR        NR     06/30/06                    9,198,343
   8,945    Safelite Glass Corp.,
            Term Loan............... NR        NR     09/30/07                    8,945,023

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            AUTOMOTIVE (CONTINUED)
 $ 2,362    Stoneridge, Inc., Term
            Loan.................... Ba3       BB     12/31/05               $    2,329,836
   9,975    ThermaSys Corp., Term
            Loan.................... B1        BB-    08/25/07                    9,977,321
                                                                             --------------
                                                                                114,646,758
                                                                             --------------
            BEVERAGE, FOOD & TOBACCO  2.2%
  50,348    Agrilink Foods, Inc.,
            Term Loan............... B1        B+     09/30/04 to 09/30/05       46,162,605
   5,602    Amerifoods, Inc., Term
            Loan (a)................ NR        NR     06/30/01 to 06/30/02                0
  17,002    Aurora Foods, Inc., Term
            Loan.................... B2        B      06/30/05 to 09/30/06       15,598,694
   8,098    B & G Foods, Inc., Term
            Loan.................... B1        B+     03/31/06                    7,539,149
   2,985    Del Monte Corp., Term
            Loan.................... Ba3       B+     03/25/05                    2,997,697
  10,780    Doane Pet Care Co., Term
            Loan.................... B1        B+     12/31/05 to 12/31/06       10,663,628
  15,726    Eagle Family Foods,
            Inc., Term Loan......... B1        B      12/31/05                   14,952,869
   8,896    Edwards Baking Co., Term
            Loan.................... NR        NR     09/30/03 to 09/30/05        8,342,502
   3,860    Merisant Co.,
            Term Loan............... Ba3       BB-    03/31/07                    3,857,029
                                                                             --------------
                                                                                110,114,173
                                                                             --------------
            BROADCASTING--CABLE  4.4%
  12,303    Adelphia Cable Partners
            L.P., Revolving Credit
            Agreement............... Ba3       BB+    12/31/03                   11,956,492
   9,800    CC VIII Operating, LLC,
            Term Loan............... Ba3       BB+    02/02/08                    9,797,707
  89,500    Charter Communications,
            Inc., Term Loan......... Ba3       BB+    03/18/08                   89,248,326
  36,245    Chelsea Communications,
            Inc., Term Loan......... Ba3       NR     12/31/04                   36,154,289
  38,623    Falcon Communications,
            L.P., Term Loan......... Ba3       BB-    12/31/07                   38,316,947

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            BROADCASTING--CABLE (CONTINUED)
 $14,844    Frontiervision Operating
            Partners, L.P.,
            Term Loan............... Ba3       BB     03/31/06               $   14,733,042
  15,000    UPC Financing
            Partnership, Term
            Loan.................... Ba3       B+     03/31/09                   14,725,005
                                                                             --------------
                                                                                214,931,808
                                                                             --------------
            BROADCASTING--DIVERSIFIED  0.5%
   2,000    Emmis Communications
            Corp., Term Loan........ Ba2       B+     08/31/09                    2,005,312
   5,000    Entravision
            Communications Corp.,
            Term Loan............... NR        NR     12/31/08                    5,050,000
  14,850    Muzak Audio
            Communications, Inc.,
            Term Loan............... B1        B+     12/31/06                   14,429,255
   4,550    White Knight
            Broadcasting, Inc., Term
            Loan.................... NR        NR     06/30/07                    3,822,000
                                                                             --------------
                                                                                 25,306,567
                                                                             --------------
            BROADCASTING--TELEVISION  2.0%
   9,442    Lin Television Corp.,
            Term Loan............... Ba3       BB-    03/31/07                    9,392,408
   7,920    Quorum Broadcasting,
            Inc., Term Loan......... NR        NR     09/30/07                    7,926,605
  55,000    Sinclair Broadcast
            Group, Inc., Term
            Loan.................... Ba2       BB-    09/15/05                   53,845,000
  28,608    TLMD Acquisition Co.,
            Term Loan............... B1        B+     03/31/07                   28,393,019
                                                                             --------------
                                                                                 99,557,032
                                                                             --------------
            BUILDINGS & REAL ESTATE  3.1%
  19,617    Builders FirstSource,
            Inc., Term Loan......... NR        BB-    12/30/05                   19,710,828
  14,862    Corrections Corp. of
            America, Term Loan...... B3        B      12/31/02                   11,592,137
   1,937    Corrections Corp. of
            America, Revolving
            Credit Agreement........ B3        B      01/01/02                    1,511,373
   9,678    Crescent Real Estate
            Equities Co., Term
            Loan.................... NR        NR     02/01/04                    9,705,766

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            BUILDINGS & REAL ESTATE (CONTINUED)
 $19,613    Meditrust Corp., Term
            Loan.................... NR        NR     07/17/01               $   19,106,478
  97,629    Ventas Realty Ltd.,
            Inc., Term Loan......... NR        NR     12/31/07                   92,632,965
                                                                             --------------
                                                                                154,259,547
                                                                             --------------
            CHEMICALS, PLASTICS & RUBBER  4.1%
  11,000    Cedar Chemicals Corp.,
            Term Loan............... NR        NR     10/30/03                    9,020,337
   9,792    Foamex L.P.,
            Term Loan............... B3        B      06/30/05 to 06/30/06        9,571,589
   5,035    Foamex L.P., Revolving
            Credit Agreement........ B3        B      06/12/03                    4,651,195
  12,449    GenTek, Inc.,
            Term Loan............... Ba3       BB     04/30/07 to 10/31/07       12,365,049
   4,000    Hercules, Inc.,
            Term Loan............... Ba1       BB     11/15/05                    4,021,913
  29,980    Huntsman Corp., Term
            Loan.................... Ba2       NR     09/30/03 to 12/31/05       29,238,645
   6,857    Huntsman Corp.,
            Revolving Credit
            Agreement............... Ba2       NR     12/31/02                    6,655,131
  29,351    Huntsman ICI Chemicals,
            LLC, Term Loan.......... Ba3       BB     06/30/07 to 06/30/08       29,434,888
   5,106    Jet Plastica Industries,
            Inc., Term Loan......... NR        NR     12/31/02 to 12/31/04        3,318,900
     323    Jet Plastica Industries,
            Inc., Revolving Credit
            Agreement............... NR        NR     12/31/02                      209,960
  26,095    Lyondell Chemical Co.,
            Term Loan............... Ba3       NR     06/30/05 to 05/17/06       26,583,735
  14,850    MetoKote Corp., Term
            Loan.................... NR        NR     11/02/05                   14,757,211
   9,725    Nutrasweet Acquisition
            Corp., Term Loan........ Ba3       NR     05/25/07 to 05/25/09        9,700,247
   9,675    Pioneer America
            Acquisition Corp., Term
            Loan (a)................ Caa1      D      12/31/06                    2,709,000
   5,000    Port Arthur Coker Co.,
            Term Loan............... Ba3       NR     07/15/07                    4,908,335
   8,952    Texas Petrochemicals
            Corp., Term Loan........ B1        NR     06/30/01 to 06/30/04        8,786,371

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            CHEMICALS, PLASTICS & RUBBER (CONTINUED)
 $ 1,858    Texas Petrochemicals
            Corp., Revolving Credit
            Agreement............... B1        NR     12/31/02               $    1,772,770
   6,226    TruSeal Technologies,
            Inc., Term Loan......... NR        NR     06/30/04                    6,111,149
   9,975    United Plastics Group,
            Inc., Term Loan......... NR        NR     08/31/07                   10,009,888
   7,702    Vinings Industries,
            Inc., Term Loan......... NR        NR     03/31/05                    7,160,201
   4,619    West American Rubber
            Co., Term Loan.......... NR        NR     06/30/05 to 12/30/05        2,771,699
                                                                             --------------
                                                                                203,758,213
                                                                             --------------
            CONSTRUCTION MATERIAL  0.6%
   4,975    Brand Scaffold Services,
            Inc., Term Loan......... B1        NR     09/30/03                    4,875,394
   1,938    Dayton Superior Corp.,
            Term Loan............... Ba3       BB-    06/01/08                    1,944,766
   8,113    Flextek Components,
            Inc., Term Loan (a)..... NR        NR     08/31/03                    2,920,593
   8,557    Magnatrax Corp., Term
            Loan.................... NR        NR     11/15/05                    8,537,302
     173    Reliant Building
            Products, Inc., Debtor
            in Possession (b)....... NR        NR     01/15/01                      173,204
   9,576    Werner Holding Co.,
            Inc., Term Loan......... Ba3       B+     11/30/04 to 11/30/05        9,515,506
                                                                             --------------
                                                                                 27,966,765
                                                                             --------------
            CONTAINERS, PACKAGING & GLASS  3.2%
  14,072    Dr. Pepper/Seven Up Co.,
            Inc., Term Loan......... NR        NR     10/07/07                   14,060,153
   7,593    Fleming Packaging Corp.,
            Term Loan............... NR        NR     08/31/04                    6,823,602
  14,662    Graham Packaging Co.,
            Term Loan............... B1        B+     01/31/06 to 01/31/07       14,389,623
   1,675    Graphic Packaging
            International Corp.,
            Term Loan............... B1        B+     08/15/01                    1,539,605
  20,323    IPC, Inc., Term Loan.... NR        BB-    10/02/04                   19,713,068
   9,950    Kranson Industries,
            Inc., Term Loan......... NR        NR     12/31/06                    9,925,417

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
 $ 7,406    Nexpak Corp., Term
            Loan.................... NR        NR     12/31/05 to 12/31/06   $    6,905,082
   4,881    Packaging Dynamics, Term
            Loan.................... NR        BB+    11/20/05                    4,634,327
   8,000    Pliant Corp., Term
            Loan.................... B2        BB-    05/31/08                    7,635,780
  63,316    Stone Container Corp.,
            Term Loan............... Ba3       B+     10/01/03                   63,592,125
   7,750    Stronghaven, Inc., Term
            Loan.................... NR        NR     05/15/04                    7,362,959
                                                                             --------------
                                                                                156,581,741
                                                                             --------------
            DIVERSIFIED MANUFACTURING  3.2%
  14,617    Actuant Corp.,
            Term Loan............... B1        BB-    07/30/08                   14,662,945
   3,149    Advanced Accessory
            Systems, LLC,
            Term Loan............... B1        B+     10/30/04                    3,069,297
  28,583    Chart Industries, Inc,
            Term Loan............... NR        NR     03/31/06                   26,833,926
   4,994    Citation Corp., Term
            Loan.................... NR        B+     12/01/07                    4,903,530
  13,171    Desa International,
            Inc., Term Loan......... B2        B-     11/26/03 to 11/26/04       11,813,485
   9,429    Mueller Group, Inc.,
            Term Loan............... B1        B+     08/16/06 to 08/16/07        9,482,111
  17,518    Neenah Foundry Co., Term
            Loan.................... B1        BB-    09/30/05                   17,132,999
  29,424    SPX Corp., Term Loan.... Ba2       BB+    09/30/04 to 12/31/06       29,121,209
   3,471    United Fixtures Co.,
            Term Loan (f)........... NR        NR     12/15/02                    3,470,748
     100    United Fixtures Co.,
            Revolving Credit
            Agreement (f)........... NR        NR     12/31/04                      100,000
  33,333    Walter Industries, Inc.,
            Term Loan............... NR        NR     10/15/03                   30,638,054
   5,490    Western Industries,
            Inc., Term Loan......... NR        NR     06/23/06                    5,153,629
   2,500    Yuasa, Inc., Term
            Loan.................... NR        NR     11/09/08                    2,486,254
                                                                             --------------
                                                                                158,868,187
                                                                             --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            ECOLOGICAL  2.6%
 $86,678    Allied Waste Industries,
            Inc., Term Loan......... Ba3       BB     07/21/05 to 07/23/07   $   85,279,554
     990    Casella Waste Systems,
            Inc., Term Loan......... B1        BB-    12/14/06                      961,537
   4,987    GTS Corp., Term Loan.... NR        NR     12/08/06                    4,943,638
   9,797    IT Group, Inc.,
            Term Loan............... B1        BB     06/11/06                    9,576,186
  69,913    Safety-Kleen Corp., Term
            Loan (a) (b)............ NR        NR     04/03/05 to 04/03/06       21,323,489
   4,682    Stericycle, Inc., Term
            Loan.................... B1        BB-    11/10/06                    4,707,480
                                                                             --------------
                                                                                126,791,884
                                                                             --------------
            EDUCATION & CHILD CARE  0.2%
   8,514    Kindercare Learning
            Centers, Inc.,
            Term Loan............... Ba3       B+     03/21/06                    8,344,156
                                                                             --------------

            ELECTRONICS  3.7%
  14,824    Acterna, LLC,
            Term Loan............... NR        B+     09/30/07                   14,753,118
  30,645    Amphenol Corp., Term
            Loan.................... Ba2       BB     10/03/04 to 10/03/06       30,431,406
   5,471    Audio Visual Services
            Corp., Term Loan........ NR        NR     10/01/01                    3,392,226
   3,258    Audio Visual Services
            Corp., Revolving Credit
            Agreement............... NR        NR     10/01/01                    2,020,115
   6,823    Communications
            Instruments, Inc., Term
            Loan.................... Ba3       BB-    03/15/04                    6,596,530
  14,891    General Cable Corp.,
            Term Loan............... NR        NR     06/30/07                   14,332,986
   6,983    Insilco Technologies,
            Term Loan............... B2        B+     08/25/07                    6,559,278
  50,000    ON Semiconductor Corp.,
            Term Loan............... NR        BB-    08/04/06 to 08/04/07       50,041,650
   4,691    Rowe International,
            Inc., Term Loan (f)..... NR        NR     12/31/03                    2,533,193
   5,000    Seagate Technologies,
            Inc., Term Loan......... NR        BB+    11/22/06                    4,992,190

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            ELECTRONICS (CONTINUED)
 $ 9,781    Stratus Computer, Inc.,
            Term Loan............... NR        NR     02/26/05               $    9,761,599
  21,882    Superior Telecom Corp.,
            Term Loan............... NR        NR     11/27/05                   19,858,517
   2,985    Veridian Corp., Term
            Loan.................... Ba3       BB-    08/24/06                    2,999,247
  11,990    Viasystems, Inc., Term
            Loan.................... B1        BB-    03/31/07                   11,939,042
                                                                             --------------
                                                                                180,211,097
                                                                             --------------
            ENTERTAINMENT & LEISURE  3.3%
  15,015    American Skiing Co.,
            Term Loan............... B2        NR     05/31/06                   14,083,589
   4,516    AMF Group, Inc., Term
            Loan.................... Caa1      D      03/31/03 to 03/31/04        3,838,548
   7,384    Bally Total Fitness
            Holding Corp., Term
            Loan.................... B1        B+     11/10/04                    7,353,509
   2,966    Bell Sports, Inc., Term
            Loan.................... Ba3       B+     03/31/06 to 03/31/07        2,975,338
  34,645    Fitness Holdings
            Worldwide, Inc., Term
            Loan.................... NR        B      11/02/06 to 11/02/07       33,571,180
   7,760    KSL Recreational Group,
            Inc., Term Loan......... Ba3       B+     04/30/05 to 04/30/06        7,721,200
   3,382    KSL Recreational Group,
            Inc., Revolving Credit
            Agreement............... Ba3       B+     04/30/04                    3,221,182
  25,000    Metro-Goldwyn-Mayer,
            Inc., Term Loan......... Baa3      BBB-   03/31/05 to 03/31/06       24,419,844
   9,950    Playcore Wisconsin,
            Inc., Term Loan......... NR        NR     07/01/07                    9,425,380
  25,644    Spalding Holdings Corp.,
            Term Loan............... B3        B-     09/30/03 to 03/30/06       21,911,251
   9,910    Spalding Holdings Corp.,
            Revolving Credit
            Agreement............... B3        B-     09/30/03                    8,307,230
   6,700    Sportcraft, Ltd., Term
            Loan.................... NR        NR     12/31/02                    4,221,000
   2,615    True Temper, Inc., Term
            Loan.................... B1        BB-    09/30/05                    2,546,271

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            ENTERTAINMENT & LEISURE (CONTINUED)
 $ 4,892    United Artists Theatre,
            Inc., Term Loan (b)..... Caa3      D      04/21/06 to 04/21/07   $    4,109,156
   9,493    WFI Group, Inc., Term
            Loan.................... Ba2       NR     07/14/04                    9,491,695
   4,975    Worldwide Sports &
            Recreation, Inc., Term
            Loan.................... NR        NR     12/31/06                    5,006,551
                                                                             --------------
                                                                                162,202,924
                                                                             --------------
            FARMING & AGRICULTURE  0.1%
   4,000    The Scotts Co., Term
            Loan.................... Ba3       BB     12/31/07                    4,026,500
                                                                             --------------

            FINANCE  4.1%
  20,826    Alliance Data Systems,
            Inc., Term Loan......... NR        NR     07/25/03 to 07/25/05       20,637,821
  19,220    Bridge Information
            Systems, Inc., Term Loan
            (a) (g)................. NR        NR     05/29/05                    3,075,161
  14,500    Mafco Finance Corp.,
            Term Loan............... NR        NR     06/15/01                   14,418,503
  26,500    Metris Cos., Inc., Term
            Loan.................... Ba3       NR     06/30/03                   26,421,237
  37,525    Outsourcing Solutions,
            Term Loan............... B2        BB-    12/01/05 to 06/01/06       35,823,795
  21,429    Paul G. Allen,
            Term Loan............... NR        NR     06/10/03                   21,328,136
  60,404    Rent-A-Center, Inc.,
            Term Loan............... Ba3       BB-    01/31/06 to 01/31/07       59,818,809
   4,975    Risk Management
            Assurance Co., Term
            Loan.................... NR        NR     12/21/06                    4,959,697
  18,000    Sovereign Bancorp, Inc.,
            Term Loan............... Ba3       NR     11/14/03                   18,058,122
                                                                             --------------
                                                                                204,541,281
                                                                             --------------
            GROCERY  1.2%
   4,913    Big V Supermarkets,
            Inc., Term Loan (a)
            (b)..................... NR        D      08/10/03                    3,930,000
   4,155    Fleming Cos., Inc., Term
            Loan.................... Ba3       BB     07/25/04                    3,992,217

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            GROCERY (CONTINUED)
 $38,824    Fleming Cos., Inc.,
            Revolving Credit
            Agreement............... Ba3       BB     07/25/03               $   37,388,298
  11,980    Pathmark Stores, Inc.,
            Term Loan............... NR        NR     08/31/07                   11,911,115
                                                                             --------------
                                                                                 57,221,630
                                                                             --------------
            HEALTH CARE  5.6%
  46,721    Community Health
            Systems, Inc.,
            Term Loan............... NR        NR     12/31/03 to 12/31/05       46,359,347
  23,871    Genesis Health Ventures,
            Inc., Term Loan (a)
            (b)..................... NR        NR     09/30/04 to 06/01/05       14,322,644
   9,862    HCA--Healthone Co., Term
            Loan.................... Ba2       BB+    06/30/05                    9,868,233
 144,375    Integrated Health
            Services, Inc., Term
            Loan (a) (b)............ NR        NR     09/30/04 to 12/31/05       51,717,146
   2,000    InteliStaf Group, Inc.,
            Term Loan............... NR        NR     10/31/07                    1,982,561
  42,001    Magellan Health
            Services, Inc., Term
            Loan.................... B2        B+     02/12/05 to 02/12/06       39,422,654
  17,223    Multicare Cos., Inc.,
            Term Loan (a) (b)....... NR        NR     09/30/04 to 06/01/05       10,333,910
  26,433    Quest Diagnostics, Inc.,
            Term Loan............... Ba3       BB     08/16/06 to 08/16/07       26,508,462
  46,322    Sun Healthcare Group,
            Inc., Term Loan (a)
            (b)..................... NR        NR     11/12/04 to 11/12/05       13,896,699
   9,839    Unilab Corp., Term
            Loan.................... B1        B+     11/23/06                    9,875,517
  55,365    Vencor, Inc., Term Loan
            (a) (b)................. NR        NR     01/15/05                   53,149,924
                                                                             --------------
                                                                                277,437,097
                                                                             --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            HEALTHCARE & BEAUTY  0.8%
 $13,835    Mary Kay, Inc., Term
            Loan.................... NR        NR     03/06/04               $   12,066,618
   2,350    Mary Kay, Inc.,
            Revolving Credit
            Agreement............... NR        NR     03/06/04                    2,033,665
  29,213    Revlon Consumer Products
            Corp., Term Loan........ B3        B      05/30/02                   27,049,429
                                                                             --------------
                                                                                 41,149,712
                                                                             --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
            PRODUCTS  1.3%
  35,369    Dal-Tile Group, Inc.,
            Term Loan............... NR        NR     12/31/02 to 12/31/03       34,455,229
   1,786    Decorate Today.Com, Term
            Loan (f) (g)............ NR        NR     12/31/05                    1,395,414
   2,978    Formica Corp., Term
            Loan.................... B1        B+     04/30/06                    2,855,443
   4,937    Holmes Products Corp.,
            Term Loan............... B1        B+     02/05/07                    4,653,298
  23,110    Imperial Home Decor
            Group, Inc., Term Loan
            (a) (b)................. NR        NR     03/12/04 to 03/13/06        1,918,144
   7,714    Imperial Home Decor
            Group, Inc., Revolving
            Credit Agreement (a)
            (b)..................... NR        NR     03/12/04                      640,230
   2,000    Targus Group
            International, Inc.,
            Term Loan............... NR        NR     08/31/06                    1,988,736
  22,640    World Kitchen, Inc.,
            Term Loan............... NR        NR     10/09/06 to 04/09/07       17,206,400
                                                                             --------------
                                                                                 65,112,894
                                                                             --------------
            HOTELS, MOTELS, INNS & GAMING  3.1%
  40,795    Aladdin Gaming, LLC,
            Term Loan............... B2        NR     09/30/08                   33,043,950
  14,963    Autotote Corp., Term
            Loan.................... B1        B+     09/30/07                   15,025,985
   5,955    Isle of Capri Casinos,
            Inc., Term Loan......... Ba2       BB-    03/02/06 to 03/02/07        5,976,402
   5,000    Jazz Casino Co., Term
            Loan (a) (b)............ NR        NR     01/06/06                    5,000,000

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            HOTELS, MOTELS, INNS & GAMING (CONTINUED)
 $ 9,099    Las Vegas Sands, Inc.,
            Term Loan............... B2        B+     11/30/03               $    9,076,517
  86,000    Wyndham International,
            Inc., Term Loan......... NR        NR     06/30/06                   84,925,000
                                                                             --------------
                                                                                153,047,854
                                                                             --------------
            INSURANCE  0.6%
  16,800    BRW Acquisition, Inc.,
            Term Loan............... NR        NR     07/10/06 to 07/10/07       15,204,991
  15,780    Willis Corroon, Inc.,
            Term Loan............... Ba2       BB     11/19/05 to 05/19/08       15,783,456
                                                                             --------------
                                                                                 30,988,447
                                                                             --------------
            MACHINERY  1.8%
   9,476    Alliance Laundry
            Systems, LLC, Term
            Loan.................... B1        B+     06/30/05                    9,251,189
  10,000    Ashtead Group, PLC, Term
            Loan.................... NR        NR     06/01/07                    9,893,750
  17,874    Flowserve Corp., Term
            Loan.................... B1        BB-    06/30/08                   17,903,490
   8,513    Gleason Corp., Term
            Loan.................... NR        NR     03/31/06 to 02/18/08        8,536,012
  17,830    NationsRent, Inc., Term
            Loan.................... B2        BB-    07/20/06                   16,092,726
  15,000    Ocean Rig ASA--(Norway),
            Term Loan............... NR        NR     06/01/08                   14,116,988
  14,925    United Rentals (North
            America), Inc.,
            Term Loan............... Ba3       BB+    06/30/06                   14,355,984
                                                                             --------------
                                                                                 90,150,139
                                                                             --------------
            MEDICAL PRODUCTS & SUPPLIES  3.6%
  30,000    Alliance Imaging, Inc.,
            Term Loan............... B1        NR     11/02/07 to 11/02/08       29,574,990
  11,244    Conmed Corp., Term
            Loan.................... B1        BB-    12/30/04 to 06/30/05       10,938,262
  29,736    Dade Behring, Inc., Term
            Loan.................... NR        B      06/30/06 to 06/30/07       21,409,845
  38,050    Davita, Inc., Term
            Loan.................... NR        NR     03/31/06                   37,982,230
   5,304    Fisher Scientific
            International, Inc.,
            Term Loan............... Ba3       B+     01/21/05 to 01/21/06        5,318,700

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            MEDICAL PRODUCTS & SUPPLIES (CONTINUED)
 $27,136    Kinetics Concepts, Inc.,
            Term Loan............... Ba3       B-     12/31/04 to 12/31/05   $   26,007,817
   6,714    Medical Specialities
            Group, Inc, Term Loan... NR        NR     06/30/01 to 06/30/04        4,632,409
  10,798    Mediq/PRN Life Support
            Services, Inc., Term
            Loan.................... NR        NR     06/30/06                    8,854,089
  34,650    National Medical Care,
            Inc., Term Loan......... Ba1       BB     09/30/03                   33,660,277
     833    Stryker Corp.,
            Term Loan............... Ba1       BBB-   12/04/05                      838,050
                                                                             --------------
                                                                                179,216,669
                                                                             --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  1.8%
  19,930    Carmeuse Lime, Inc.,
            Term Loan............... NR        NR     03/31/06                   17,538,400
   7,542    CII Carbon, LLC, Term
            Loan.................... NR        NR     06/25/08                    7,339,101
   8,242    Earle M. Jorgensen, Term
            Loan.................... Ba3       B+     03/31/04                    8,131,988
   8,888    Fairmount Minerals,
            Ltd., Term Loan......... NR        NR     02/25/05                    8,656,630
  51,927    Ispat Inland, Term
            Loan.................... Ba3       BB-    07/16/05 to 07/16/06       37,387,414
  10,890    UCAR International,
            Inc., Term Loan......... Ba3       BB-    12/30/07                   10,769,610
                                                                             --------------
                                                                                 89,823,143
                                                                             --------------
            NON-DURABLE CONSUMER PRODUCTS  1.4%
   9,126    Accessory Network Group,
            Inc., Term Loan......... NR        NR     07/31/05                    7,888,106
  10,925    American Marketing
            Industries, Inc., Term
            Loan.................... NR        NR     11/30/02                   10,524,799
   7,485    Arena Brands, Inc., Term
            Loan.................... NR        NR     06/01/02                    7,395,467
   1,142    Arena Brands, Inc.,
            Revolving Credit
            Agreement............... NR        NR     06/01/02                    1,125,716
   7,364    GFSI, Inc, Term Loan.... Ba3       NR     03/31/04                    7,244,468
   6,851    Norcorp, Inc., Term
            Loan.................... NR        NR     05/31/06 to 11/30/06        6,806,377

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            NON-DURABLE CONSUMER PRODUCTS (CONTINUED)
 $24,127    Playtex Products, Inc.,
            Term Loan............... Ba2       BB     09/15/03               $   23,772,159
   6,624    William Carter Co., The,
            Term Loan............... Ba3       BB-    10/31/03                    6,626,762
                                                                             --------------
                                                                                 71,383,854
                                                                             --------------
            PAPER & FOREST PRODUCTS  0.7%
   2,598    Bear Island Paper Co.,
            LLC, Term Loan.......... B1        B+     12/31/05                    2,545,268
  20,163    Crown Paper Co., Term
            Loan (a) (b)............ NR        NR     06/30/02                    8,267,007
   6,186    Crown Paper Co.,
            Revolving Credit
            Agreement (b)........... NR        NR     08/22/02                    2,536,327
  11,775    Crown Paper Co., Debtor
            in Possession (b)....... NR        NR     09/14/01                   11,775,000
   8,701    Pacifica Papers, Inc.,
            Term Loan............... Ba2       BB     03/12/06                    8,728,023
                                                                             --------------
                                                                                 33,851,625
                                                                             --------------
            PERSONAL & MISCELLANEOUS SERVICES  1.4%
  22,869    DecisionOne Corp., Term
            Loan (f)................ NR        NR     04/18/05                   21,520,117
  11,953    DIMAC Corp., Term Loan
            (b)..................... NR        NR     06/30/06 to 12/30/06        6,215,557
     414    DIMAC Corp., Debtor in
            Possession (b).......... NR        NR     03/31/01                      414,208
  14,888    Encompass Service Corp.,
            Term Loan............... Ba3       BB     05/10/07                   14,748,850
   1,355    Frontway Network
            Solutions, Term Loan.... NR        NR     10/31/01                            0
   2,747    Iron Mountain, Inc.,
            Term Loan............... NR        BB     02/28/06                    2,769,307
   6,739    Sarcom, Inc., Term Loan
            (a)..................... NR        NR     12/31/00                    4,650,135
   9,454    Telespectrum Worldwide,
            Inc., Term Loan......... NR        NR     12/31/01 to 12/31/03        6,618,034
   9,900    Weight Watchers
            International, Inc.,
            Term Loan............... Ba2       B+     09/30/06                    9,992,812
                                                                             --------------
                                                                                 66,929,020
                                                                             --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            PHARMACEUTICALS  0.7%
 $ 6,948    Bergen Brunswig Corp.,
            Term Loan............... NR        BB     03/31/06               $    6,959,081
   1,768    Caremark Rx, Inc., Term
            Loan.................... B1        BB-    05/31/01                    1,762,526
   9,538    Caremark Rx, Inc.,
            Revolving Credit
            Agreement............... B1        BB-    05/31/01                    9,504,871
  16,509    Endo Pharmaceuticals,
            Inc., Term Loan......... NR        NR     06/30/04                   15,939,934
                                                                             --------------
                                                                                 34,166,412
                                                                             --------------
            PRINTING & PUBLISHING  3.9%
   4,738    21st Century Newspapers,
            Term Loan............... NR        NR     09/15/05                    4,714,131
   7,000    Advanstar
            Communications, Inc.,
            Term Loan............... Ba3       B+     10/11/07                    7,006,566
  12,250    American Media
            Operations, Inc., Term
            Loan.................... Ba3       B+     04/01/06 to 04/01/07       12,279,050
   8,457    American Reprographics
            Co., Term Loan.......... NR        NR     03/31/08                    8,497,805
   4,873    Check Printers, Inc.,
            Term Loan............... NR        NR     06/30/05                    4,761,180
   2,985    Haights Cross
            Communications, LLC,
            Term Loan............... B2        B+     12/10/06                    2,811,251
  42,730    Journal Register Co.,
            Term Loan............... Ba1       BB+    09/30/06                   42,400,766
   3,354    Mail-Well, Inc., Term
            Loan.................... Ba2       BB     02/22/07                    3,336,883
   6,427    Medical Arts Press,
            Inc., Term Loan......... NR        NR     01/13/06                    6,432,638
  28,560    Morris Communications
            Corp., Term Loan........ NR        NR     03/31/04 to 06/30/05       28,129,695
  15,200    PRIMEDIA, Inc., Term
            Loan.................... NR        BB-    06/30/04                   14,506,092
   5,000    Trader.com, Term Loan... NR        NR     12/31/06 to 12/31/07        4,991,535
   6,022    TWP, Inc., Term Loan.... Ba3       B+     10/01/04                    5,850,694
  23,764    Vertis, Inc., Term
            Loan.................... B1        BB-    12/06/05 to 12/06/08       23,346,282

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            PRINTING & PUBLISHING (CONTINUED)
 $15,422    Von Hoffman Press, Inc.,
            Term Loan............... B1        B+     05/30/03 to 07/01/05   $   15,209,695
   1,225    Von Hoffman Press, Inc.,
            Revolving Credit
            Agreement............... B1        B+     05/30/03                    1,176,000
   8,122    Ziff-Davis Media, Inc.,
            Term Loan............... Ba3       B+     03/31/07                    8,113,607
                                                                             --------------
                                                                                193,563,870
                                                                             --------------
            RESTAURANTS & FOOD SERVICE  1.8%
   8,247    Applebee's
            International, Inc.,
            Term Loan............... NR        NR     03/31/06                    8,251,808
   8,895    Captain D's, Inc., Term
            Loan.................... B2        B+     12/31/01                    8,138,661
   2,443    Carvel Corp.,
            Term Loan............... NR        NR     06/30/01                    2,410,672
  33,549    Domino's Pizza, Inc.,
            Term Loan............... B1        B+     12/21/04 to 12/21/07       33,674,407
  31,216    S.C. International
            Services, Inc.,
            Term Loan............... Ba3       NR     03/01/07                   29,999,935
   6,992    Volume Services America,
            Term Loan............... B1        B+     12/01/06                    7,029,598
                                                                             --------------
                                                                                 89,505,081
                                                                             --------------
            RETAIL--OFFICE PRODUCTS  0.4%
   6,895    Identity Group, Inc,
            Term Loan............... NR        NR     05/11/07                    6,522,038
  19,596    U.S. Office Products
            Co., Term Loan (g)...... Caa1      CCC-   06/09/06                   12,149,310
                                                                             --------------
                                                                                 18,671,348
                                                                             --------------
            RETAIL--OIL & GAS  0.4%
   5,970    Kwik Trip, Term Loan.... NR        NR     07/27/07                    5,917,946
  12,113    The Pantry, Inc., Term
            Loan.................... B1        BB-    01/31/06                   12,148,471
                                                                             --------------
                                                                                 18,066,417
                                                                             --------------
            RETAIL--SPECIALTY  0.8%
  14,535    Hollywood Entertainment
            Corp., Revolving Credit
            Agreement............... NR        B-     09/05/02                   14,535,000
   9,696    Josten's, Inc.,
            Term Loan............... B1        BB-    05/31/06 to 05/31/08        9,697,601

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            RETAIL--SPECIALTY (CONTINUED)
 $ 4,960    Mitchell's Management
            Corp., Term Loan........ NR        NR     12/31/07               $    4,948,899
  12,019    Nebraska Book Co., Inc.,
            Term Loan............... B1        B+     03/31/06                   11,704,353
                                                                             --------------
                                                                                 40,885,853
                                                                             --------------
            RETAIL--STORES  1.5%
   4,950    CSK Auto, Inc., Term
            Loan.................... Ba3       BB-    10/31/03                    4,492,125
   3,293    Duane Reade, Inc., Term
            Loan.................... B1        B+     02/15/04                    3,172,250
   5,750    Kirklands Holdings, Term
            Loan.................... NR        NR     06/30/02                    5,750,001
   7,555    Murray's Discount Auto
            Stores, Inc., Term
            Loan.................... NR        NR     06/30/03                    7,180,066
     130    Murray's Discount Auto
            Stores, Inc., Revolving
            Credit Agreement........ NR        NR     06/30/03                      117,268
  10,100    Payless Cashways, Inc.,
            Term Loan (f)........... Ba1       BBB-   11/30/02                   10,099,842
  13,968    Peebles, Inc.,
            Term Loan............... NR        NR     06/09/02                   13,861,974
  23,271    Rite Aid Corp., Term
            Loan.................... B1        BB-    08/01/02 to 08/15/02       22,931,784
   4,727    Vitamin Shoppe
            Industries, Inc., Term
            Loan.................... NR        NR     05/15/04                    4,584,131
                                                                             --------------
                                                                                 72,189,441
                                                                             --------------
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  2.3%
  15,000    Alaska Communications
            Systems Holdings, Inc.,
            Term Loan............... B1        BB     11/14/07 to 05/14/08       14,974,215
  13,000    Crown Castle
            International Corp.,
            Term Loan............... Ba3       BB-    03/15/08                   13,063,193
   7,000    McLeodUSA, Inc., Term
            Loan.................... Ba2       BB-    05/31/08                    7,011,669
  19,473    Orius Corp., Term
            Loan.................... NR        B+     12/14/06                   18,889,018

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS (CONTINUED)
 $75,000    Teligent, Inc.,
            Term Loan............... B3        B-     06/30/06               $   47,175,000
  12,500    Winstar Communications,
            Inc., Term Loan......... B2        B+     09/30/07                   11,734,047
                                                                             --------------
                                                                                112,847,142
                                                                             --------------
            TELECOMMUNICATIONS--LONG DISTANCE  1.3%
  27,000    360networks, Inc., Term
            Loan.................... B1        BB-    10/24/07                   26,347,491
   6,000    Global Crossings
            Holdings, Ltd.,
            Term Loan............... Ba1       BBB-   06/30/06                    6,010,416
  35,000    Pacific Crossing, Ltd.,
            Term Loan............... NR        NR     07/28/06                   33,206,250
                                                                             --------------
                                                                                 65,564,157
                                                                             --------------
            TELECOMMUNICATIONS--PAGING  0.4%
  11,197    Arch Wireless, Inc.,
            Term Loan............... B2        B-     06/30/06                    7,445,839
  14,774    Arch Wireless, Inc.,
            Revolving Credit
            Agreement............... B2        B-     06/30/05                    9,824,959
   9,411    Teletouch
            Communications, Inc.,
            Term Loan............... NR        NR     11/30/05                    3,670,346
  10,973    TSR Wireless, LLC, Term
            Loan (a) (b)............ NR        NR     06/30/05                            0
                                                                             --------------
                                                                                 20,941,144
                                                                             --------------
            TELECOMMUNICATIONS--WIRELESS  9.3%
   8,000    American Cellular Corp.,
            Term Loan............... Ba3       BB-    03/31/08 to 03/31/09        7,992,272
  45,000    BCP SP Ltd., Term
            Loan.................... NR        NR     03/31/02 to 03/31/05       44,108,004
   1,892    Centennial Cellular,
            Inc., Term Loan......... B1        B+     11/30/07                    1,895,015
  10,000    Cook Inlet/Voicestream
            Operating Co., LLC, Term
            Loan.................... B2        B      12/31/08                   10,154,170
  14,888    Dobson Operating Co.,
            Term Loan............... Ba3       BB-    03/31/08                   14,898,666
  53,500    Nextel Finance Co., Term
            Loan.................... Ba2       BB-    06/30/08 to 12/31/08       53,659,484
   8,889    Nextel Finance Co.,
            (Argentina), Term
            Loan.................... Ba2       BB-    03/31/03                    8,538,336

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            TELECOMMUNICATIONS--WIRELESS (CONTINUED)
 $42,500    Nextel Partners, Inc.,
            Term Loan............... B2        B-     11/01/07 to 07/29/08   $   42,687,780
  15,140    Powertel PCS, Inc., Term
            Loan.................... NR        NR     12/31/05 to 03/31/06       14,867,855
  30,000    Rural Cellular Corp.,
            Term Loan............... B1        B+     10/03/08 to 04/03/09       29,934,390
  32,911    Sygnet Wireless, Inc.,
            Term Loan............... NR        NR     03/23/07 to 12/23/07       32,693,822
  17,000    TeleCorp PCS, Inc., Term
            Loan.................... B2        NR     12/05/07                   16,946,875
  40,000    Tritel Holding Corp.,
            Term Loan............... B2        NR     12/31/07                   40,079,160
  27,000    Triton PCS, Inc., Term
            Loan.................... B1        B      05/04/07                   26,915,625
 111,500    VoiceStream Wireless
            Corp., Term Loan........ B1        B+     02/25/08 to 06/30/09      110,647,149
   6,000    Western Wireless Corp.,
            Term Loan............... Ba2       BB     09/30/08                    6,019,374
                                                                             --------------
                                                                                462,037,977
                                                                             --------------
            TEXTILES & LEATHER  1.1%
  10,159    Galey & Lord, Inc., Term
            Loan.................... Caa2      BB-    04/02/05 to 04/01/06        9,219,331
   2,180    Galey & Lord, Inc.,
            Revolving Credit
            Agreement............... Caa2      BB-    03/27/04                    1,978,350
  18,955    Glenoit Corp., Term
            Loan.................... Caa1      D      12/31/03 to 06/30/04       14,784,511
   9,594    Humphrey's, Inc., Term
            Loan.................... NR        NR     01/15/03                    2,350,490
   9,107    Joan Fabrics Corp., Term
            Loan.................... NR        BB-    06/30/05 to 06/30/06        8,873,148
  17,176    Norcross Safety
            Products, LLC, Term
            Loan.................... NR        NR     10/02/05                   16,854,020
                                                                             --------------
                                                                                 54,059,850
                                                                             --------------
            TRANSPORTATION--CARGO  1.7%
   1,926    American Commercial
            Lines, LLC, Term Loan... Ba2       BB-    06/26/06 to 06/26/07        1,927,921
  19,975    Atlas Freighter Leasing,
            Inc., Term Loan......... NR        NR     04/20/05 to 04/20/06       19,305,720

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            TRANSPORTATION--CARGO (CONTINUED)
 $25,971    Evergreen International
            Aviation, Inc.,
            Term Loan............... NR        NR     05/31/02 to 05/07/03   $   25,872,257
   5,893    Gemini Leasing, Inc.,
            Term Loan............... B1        NR     08/12/05                    5,900,748
   4,881    Havco Wood Products,
            Inc., Term Loan......... NR        NR     06/30/06                    4,511,275
  14,850    North American Van
            Lines, Inc., Term
            Loan.................... B1        B+     11/18/07                   13,903,312
   7,977    OmniTrax Railroads, LLC,
            Term Loan............... NR        NR     05/14/05                    7,894,773
   3,655    RailAmerica, Inc., Term
            Loan.................... Ba3       BB-    12/31/06                    3,670,867
                                                                             --------------
                                                                                 82,986,873
                                                                             --------------
            TRANSPORTATION--PERSONAL  1.1%
  30,384    Continental Airlines,
            Inc., Term Loan......... Ba1       BB     07/31/02 to 07/31/04       29,752,523
  36,403    Motor Coach Industries,
            Inc., Term Loan......... Ba3       BB-    06/16/06                   26,756,263
                                                                             --------------
                                                                                 56,508,786
                                                                             --------------
            TRANSPORTATION--RAIL MANUFACTURING  0.1%
   3,000    Helm, Inc., Term Loan... NR        NR     10/18/06                    3,002,814
   2,978    RailWorks Corp., Term
            Loan.................... B3        B      09/30/06                    2,471,325
                                                                             --------------
                                                                                  5,474,139
                                                                             --------------
            UTILITIES  0.3%
   6,147    Global Energy, Inc.,
            Term Loan............... NR        NR     07/28/08                    6,130,243
   9,887    Northeast Utilities,
            Term Loan............... NR        BB+    02/28/01                    9,802,656
                                                                             --------------
                                                                                 15,932,899
                                                                             --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  90.9%........................    4,495,006,775
                                                                             --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

BORROWER                                                          VALUE

FIXED INCOME SECURITIES  0.7%
London Fog Industries, Inc. ($13,541,264 par, 10.00% coupon, maturing 02/27/03) 144A Private Placement (b) (e) (f)
  (h).......................................................  $    9,072,647
Satelites Mexicanos ($29,251,000 par, 9.06% coupon, maturing
  06/03/04) 144A Private Placement (e)......................      26,179,645
                                                              --------------

TOTAL FIXED INCOME SECURITIES...............................      35,252,292
                                                              --------------

EQUITIES  2.5%
AFC Enterprises, Inc. (604,251 common shares) (c) (d).......       5,698,087
Best Products Co., Inc. (297,480 common shares) (d).........               0
Best Products Co., Inc. (Warrants for 28,080 common shares)
  (d).......................................................               0
Breed Technologies, Inc. (1,345,452 common shares) (d)......       7,628,713
Bruno's Supermarkets (259,371 common shares) (c) (d)........       5,695,787
Bruno's, Inc. (2,593,713 common shares) (c) (d).............      56,957,937
Classic Cable, Inc. (Warrants for 760 common shares) (c)
  (d).......................................................               0
Dan River, Inc. (192,060 common shares) (d).................         585,783
DecisionOne Corp. (605,299 common shares) (c) (d) (f).......               0
DecorateToday.Com (198,600 common shares) (c) (d) (f) (g)...       2,156,796
Flagstar Cos., Inc. (8,755 common shares) (d)...............              22
Fleer/Marvel Entertainment, Inc. (642,389 preferred shares)
  (f).......................................................       4,798,645
Fleer/Marvel Entertainment, Inc. (891,340 common shares) (d)
  (f).......................................................       1,960,948
Flextek Componets, Inc. (Warrants for 993 common shares) (c)
  (d).......................................................               0
London Fog Industries, Inc. (1,083,301 common shares) (c)
  (d) (f)...................................................               0
London Fog Industries, Inc. (Warrants for 66,580 common
  shares) (c) (d) (f).......................................               0
Murray's Discount Auto Stores, Inc. (Warrants for 289 common
  shares) (c) (d)...........................................               3
Payless Cashways, Inc. (1,024,159 common shares) (d) (f)....       1,248,194
Rowe International, Inc. (91,173 common shares) (c) (d)
  (f).......................................................               0
Rowe International, Inc. (Warrants for 236,677 common
  shares) (c) (d) (f).......................................               0
Safelite Glass Corp. (402,526 common shares) (c) (d)........       1,223,679
Safelite Realty (27,171 common shares) (c) (d)..............               0
Sarcom, Inc. (43 common shares) (c) (d).....................               0
Trans World Entertainment Corp. (3,789,962 common shares)
  (c) (d) (f)...............................................      35,294,021
United Fixtures Holdings, Inc. (196,020 common shares) (c)
  (d) (f)...................................................               0
United Fixtures Holdings, Inc. (53,810 preferred shares) (c)
  (d) (f)...................................................         517,114
                                                              --------------

TOTAL EQUITIES..............................................     123,765,729
                                                              --------------

TOTAL LONG-TERM INVESTMENTS  94.1%
  (Cost $5,242,115,913).....................................   4,654,024,796
                                                              --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

BORROWER                                                          VALUE

SHORT-TERM INVESTMENTS  5.4%
COMMERCIAL PAPER  1.6%
Centex Corp. ($27,000,000 par, maturing 02/07/01 to
  02/21/01, yielding 6.40% to 6.60%)........................  $   26,945,256
Chevron Phillips Chemical Co. ($18,600,000 par, maturing
  02/09/01, yielding 6.55% to 6.65%)........................      18,572,638
Comdisco, Inc. ($15,000,000 par, maturing 02/08/01, yielding
  6.70%)....................................................      14,980,458
Texas Utilities Co. ($17,000,000 par, maturing 02/12/01 to
  02/13/01, yielding 6.60% to 6.70%)........................      16,964,433
Xtra, Inc. ($3,531,000 par, maturing 02/23/01, yielding
  6.55%)....................................................       3,516,866
                                                              --------------

TOTAL COMMERCIAL PAPER......................................      80,979,651
                                                              --------------

SHORT-TERM LOAN PARTICIPATIONS  3.7%
Enron Corp. ($17,000,000 par, maturing 02/01/01, yielding
  6.57%)....................................................      17,000,000
MCI Worldcom, Inc. ($50,000,000 par, maturing 02/01/01,
  yielding 6.75%)...........................................      50,000,000
Nisource, Inc. ($46,000,000 par, maturing 02/05/01 to
  02/14/01, yielding 6.60% to 6.82%)........................      46,000,000
Temple Inland, Inc. ($10,000,000 par, maturing 02/06/01,
  yielding 6.60%)...........................................      10,000,000
Texas Utilities Co. ($28,000,000 par, maturing 02/01/01,
  yielding 6.50% to 6.60%)..................................      28,000,000
TRW, Inc. ($30,000,000 par, maturing 02/01/01, yielding
  6.50%)....................................................      30,000,000
                                                              --------------

TOTAL SHORT-TERM LOAN PARTICIPATIONS........................     181,000,000
                                                              --------------

TIME DEPOSIT  0.1%
State Street Bank & Trust Corp. ($5,300,000 par, 5.625%
  coupon, dated 01/31/01, to be sold on 02/01/01 at
  $5,300,828)...............................................       5,300,000
                                                              --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $267,279,651).......................................     267,279,651
                                                              --------------

TOTAL INVESTMENTS  99.5%
  (Cost $5,509,395,564).....................................   4,921,304,447
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%.................      24,754,362
                                                              --------------

NET ASSETS  100.0%..........................................  $4,946,058,809
                                                              ==============

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by
  Standard & Poor's Group are considered to be below investment grade.

(1)  Industry percentages are calculated as a percentage of net assets.

(a) This Senior Loan interest is non-income producing.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) Restricted Security.

(d) Non-income producing security as this stock currently does not declare dividends.

(e) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(f) Affiliated company. See Notes to Financial Statements.

(g) Subsequent to January 31, 2001, this borrower has filed for protection in federal bankruptcy court.

(h) This security is non-income producing.

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
January 31, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $5,509,395,564).....................  $4,921,304,447
Receivables:
  Interest and Fees.........................................      51,460,797
  Investments Sold..........................................      15,554,500
  Fund Shares Sold..........................................       2,478,944
  Dividends.................................................          94,091
Other.......................................................         157,304
                                                              --------------
    Total Assets............................................   4,991,050,083
                                                              --------------
LIABILITIES:
Payables:
  Custodian Bank............................................      26,708,999
  Income Distributions......................................       7,420,842
  Investment Advisory Fee...................................       4,263,321
  Distributor and Affiliates................................       1,383,872
  Administrative Fee........................................       1,137,072
  Investments Purchased.....................................       1,131,591
  Fund Shares Repurchased...................................         149,391
Accrued Expenses............................................       2,293,126
Trustees' Deferred Compensation and Retirement Plans........         503,060
                                                              --------------
    Total Liabilities.......................................      44,991,274
                                                              --------------
NET ASSETS..................................................  $4,946,058,809
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 560,757,506 shares issued and
  outstanding)..............................................  $    5,607,575
Paid in Surplus.............................................   5,769,429,997
Accumulated Undistributed Net Investment Income.............       8,427,462
Accumulated Net Realized Loss...............................    (249,315,108)
Net Unrealized Depreciation.................................    (588,091,117)
                                                              --------------
NET ASSETS..................................................  $4,946,058,809
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($4,946,058,809 divided by
  560,757,506 shares outstanding)...........................  $         8.82
                                                              ==============

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended January 31, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 273,276,255
Fees........................................................        500,022
Dividends ($94,121 received as dividend income from
  affiliates)...............................................         94,121
Other.......................................................      3,414,250
                                                              -------------
    Total Income............................................    277,284,648
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     28,127,163
Administrative Fee..........................................      7,533,040
Shareholder Services........................................      3,024,615
Legal.......................................................      1,034,265
Custody.....................................................        895,817
Trustees' Fees and Related Expenses.........................         83,882
Other.......................................................      2,115,017
                                                              -------------
    Total Expenses..........................................     42,813,799
    Less: Credits Earned on Cash Balances...................        272,725
                                                              -------------
    Net Expenses............................................     42,541,074
                                                              -------------
NET INVESTMENT INCOME.......................................  $ 234,743,574
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(153,671,844)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (323,366,772)
  End of the Period.........................................   (588,091,117)
                                                              -------------
Net Unrealized Depreciation During the Period...............   (264,724,345)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(418,396,189)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(183,652,615)
                                                              =============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended January 31, 2001 and the Year Ended July 31, 2000 (Unaudited)

                                                         SIX MONTHS
                                                           ENDED            YEAR ENDED
                                                      JANUARY 31, 2001     JULY 31, 2000
                                                      -----------------------------------
FROM INVESTMENT ACTIVITIES:
Net Investment Income................................ $   234,743,574     $   525,572,799
Net Realized Loss....................................    (153,671,844)        (28,679,370)
Net Unrealized Depreciation During the Period........    (264,724,345)       (257,188,967)
                                                      ---------------     ---------------
Change in Net Assets from Operations.................    (183,652,615)        239,704,462

Distributions from Net Investment Income.............    (246,287,728)       (521,005,157)
                                                      ---------------     ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..    (429,940,343)       (281,300,695)
                                                      ---------------     ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Common Shares Sold.....................      74,912,574         433,298,300
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................     124,557,020         271,508,075
Cost of Shares Repurchased...........................  (1,281,435,737)     (2,101,931,358)
                                                      ---------------     ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...  (1,081,966,143)     (1,397,124,983)
                                                      ---------------     ---------------
TOTAL DECREASE IN NET ASSETS.........................  (1,511,906,486)     (1,678,425,678)
NET ASSETS:
Beginning of the Period..............................   6,457,965,295       8,136,390,973
                                                      ---------------     ---------------
End of the Period (Including accumulated
  undistributed net investment income of $8,427,462
  and $19,971,616, respectively)..................... $ 4,946,058,809     $ 6,457,965,295
                                                      ===============     ===============

                                               See Notes to Financial Statements

Statement of Cash Flows
For the Six Months Ended January 31, 2001 (Unaudited)

CHANGE IN NET ASSETS FROM OPERATIONS........................  $  (183,652,615)
                                                              ---------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................    1,500,035,460
  Decrease in Interest and Fees Receivables.................          883,368
  Increase in Receivable for Investments Sold...............      (10,941,613)
  Decrease in Dividends Receivable..........................           27,703
  Decrease in Other Assets..................................           58,908
  Decrease in Investment Advisory Fee Payable...............       (1,000,871)
  Decrease in Administrative Fee Payable....................         (278,149)
  Increase in Distributor and Affiliates Payable............          212,485
  Decrease in Payable for Investments Purchased.............       (3,590,203)
  Increase in Accrued Expenses..............................          450,292
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................           18,640
                                                              ---------------
    Total Adjustments.......................................    1,485,876,020
                                                              ---------------

NET CASH PROVIDED BY OPERATING ACTIVITIES...................    1,302,223,405
                                                              ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................       74,380,094
Payments on Shares Repurchased..............................   (1,281,668,916)
Change in Intra-day Credit Line with Custodian Bank.........       26,708,999
Cash Dividends Paid.........................................     (122,200,851)
                                                              ---------------
  Net Cash Used for Financing Activities....................   (1,302,780,674)
                                                              ---------------
NET DECREASE IN CASH........................................         (557,269)
Cash at Beginning of the Period.............................          557,269
                                                              ---------------
CASH AT END OF THE PERIOD...................................  $           -0-
                                                              ===============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX MONTHS
                                    ENDED                   YEAR ENDED JULY 31,
                                 JANUARY 31,    --------------------------------------------
                                    2001          2000        1999        1998        1997
                                 -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $   9.50      $   9.85    $   9.98    $   9.96    $  10.00
                                  --------      --------    --------    --------    --------
  Net Investment Income.........       .37           .68         .64         .68         .70
  Net Realized and Unrealized
    Gain/Loss...................      (.67)         (.36)       (.13)        .01        (.04)
                                  --------      --------    --------    --------    --------
Total from Investment
  Operations....................      (.30)          .32         .51         .69         .66
Less Distributions from Net
  Investment Income.............       .38           .67         .64         .67         .70
                                  --------      --------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD........................  $   8.82      $   9.50    $   9.85    $   9.98    $   9.96
                                  ========      ========    ========    ========    ========

Total Return (a)................    -3.38%*        3.15%       5.23%       7.22%       6.79%
Net Assets at End of the Period
  (In millions).................  $4,946.1      $6,458.0    $8,136.4    $7,312.9    $6,237.0
Ratio of Expenses to Average Net
  Assets........................     1.41%         1.34%       1.35%       1.41%       1.42%
Ratio of Net Investment Income
  to Average Net Assets.........     7.79%         6.97%       6.48%       6.81%       7.02%
Portfolio Turnover (b)..........       14%*          36%         44%         73%         83%

* Non Annualized

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 3.00% imposed on most shares accepted by the Trust for repurchase within the first year and declining thereafter to 0.00% after the fifth year. If the early withdrawal charge was included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

January 31, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Prime Rate Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Trust commenced investment operations on October 4, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Trust's Variable Rate Senior Loan interests and Other Loan interests (collectively "Loan interests") are valued by the Trust following valuation guidelines established and periodically reviewed by the Trust's Board of Trustees. Under the valuation guidelines, Senior Loans and securities for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes and all other Senior Loans securities and assets of the Trust are valued at fair value in good faith following procedures established by the Board of Trustees. Subject to criteria established by the Trust's Board of Trustees about the availability and reliability of market indicators obtained from independent pricing sources approved by the Board, certain Senior Loans will be valued on the basis of such indicators. Other Senior Loans will be valued by independent pricing sources approved by the Trust's Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Investment Advisory Corp. (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Senior Loan interests. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loan interests in the Trust's portfolio. The fair value of

NOTES TO
FINANCIAL STATEMENTS

January 31, 2001 (Unaudited)

Senior Loans are reviewed and approved by the Trust's Valuation Committee consistent with a methodology established by the Trust's Trustees. The Trust and Trustees will continue to monitor developments in the Senior Loan market and will make modifications to the current valuation methodology as deemed appropriate.

    Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser under the direction of the Board of Trustees.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees on senior loans purchased are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable security.

    Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $58,142,159, which will expire between July 31, 2004 and July 31, 2008. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of wash sales, and losses that were recognized for book purposes but not for tax purposes at the end of the fiscal year.

    At January 31, 2001, for federal income tax purposes cost of long- and short-term investments is $5,543,784,277, the aggregate gross unrealized appreciation is $6,902,939 and the aggregate gross unrealized depreciation is

NOTES TO
FINANCIAL STATEMENTS

January 31, 2001 (Unaudited)

$629,382,769 resulting in net unrealized depreciation on long- and short-term investments of $622,479,830.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. CREDITS EARNED ON CASH BALANCES During the six months ended January 31, 2001, the Trust's custody fee was reduced by $272,725 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

                     AVERAGE NET ASSETS                         % PER ANNUM
First $4.0 billion..........................................    .950 of 1%
Next $3.5 billion...........................................    .900 of 1%
Next $2.5 billion...........................................    .875 of 1%
Over $10.0 billion..........................................    .850 of 1%

    In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc., the Trust's Administrator, at an annual rate of .25% of the average net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the six months ended January 31, 2001, the Trust recognized expenses of approximately $202,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under a Legal Services agreement, the Adviser provides legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the six months ended January 31, 2001, the Trust recognized expenses of approximately $53,100 representing Van Kampen's Investments Inc.'s or it's

NOTES TO
FINANCIAL STATEMENTS

January 31, 2001 (Unaudited)

affiliates (collectively "Van Kampen") cost of providing legal services to the Trust, which are reported as legal expenses in the statement of operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the six months ended January 31, 2001, the Trust recognized expenses for these services of approximately $2,273,800. Shareholder servicing fees are determined through negotiations with the Trust's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    During the period, the Trust owned shares of the following affiliated companies. Affiliated companies are defined by the Investment Company Act of 1940, as amended, as those companies in which a trust holds 5% or more of the outstanding voting securities.

                                                     REALIZED      DIVIDEND    MARKET VALUE
                NAME                    SHARES*     GAIN/(LOSS)     INCOME       01/31/01
Breed Technologies, Inc..............  1,345,452         0               0     $ 7,628,713
Bruno's Supermarkets.................    259,371         0               0       5,695,787
Bruno's, Inc.........................  2,593,713         0               0      56,957,937
Decision One Corp....................    605,299         0               0               0
Decorate Today.Com. .................    198,600         0               0       2,156,796
Fleer/Marvel Entertainment, Inc. ....  1,533,729         0         $94,121       6,759,593
London Fog Industries, Inc. .........  1,083,301         0               0               0
Payless Cashways, Inc. ..............  1,024,159         0               0       1,248,194
Rowe International, Inc. ............     91,173         0               0               0
Trans World Entertainment Corp. .....  3,789,962         0               0      35,294,021
United Fixtures Holdings, Inc. ......    249,830         0               0         517,114

* Shares were acquired through the restructuring of Senior loan interests.

3. CAPITAL TRANSACTIONS

At January 31, 2001 and July 31, 2000, paid in surplus aggregated $5,769,429,997 and $6,850,206,625, respectively.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2001 (Unaudited)

    Transactions in common shares were as follows:

                                                      SIX MONTHS ENDED     YEAR ENDED
                                                      JANUARY 31, 2001    JULY 31, 2000
Beginning Shares....................................     679,708,950       825,612,225
                                                        ------------      ------------
  Shares Sold.......................................       8,104,789        44,598,159
  Shares Issued Through Dividend Reinvestment.......      13,533,708        28,154,985
  Shares Repurchased................................    (140,589,941)     (218,656,419)
                                                        ------------      ------------
  Net Decrease in Shares Outstanding................    (118,951,444)     (145,903,275)
                                                        ------------      ------------
Ending Shares.......................................     560,757,506       679,708,950
                                                        ============      ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $775,180,483 and $1,609,765,173, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the shares on the expiration date of the tender offer. For the six months ended January 31, 2001, 140,589,941 shares were tendered and repurchased by the Trust.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to Van Kampen. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                                                                WITHDRAWAL
                     YEAR OF REPURCHASE                           CHARGE
First.......................................................       3.0%
Second......................................................       2.5%
Third.......................................................       2.0%
Fourth......................................................       1.5%
Fifth.......................................................       1.0%
Sixth and following.........................................       0.0%

NOTES TO
FINANCIAL STATEMENTS

January 31, 2001 (Unaudited)

    For the six months ended January 31, 2001, Van Kampen received early withdrawal charges of approximately $8,773,500 in connection with tendered shares of the Trust.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $103,685,698 as of January 31, 2001. The Trust generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

    The Trust, along with the Van Kampen Senior Floating Rate Fund, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on September 12, 2001. The proceeds of any borrowing by the Trust under the revolving credit agreement shall be used for temporary liquidity purposes and funding of shareholder tender offers. Annual commitment fees of .09% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .50%. There have been no borrowings under this agreement to date.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2001 (Unaudited)

    At January 31, 2001, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                                PRINCIPAL
                                                                 AMOUNT       VALUE
                    SELLING PARTICIPANT                           (000)       (000)
Bankers Trust...............................................     $13,691     $12,973
Goldman Sachs...............................................      10,701      10,017
Chase Securities, Inc.......................................       9,593       9,319
Bank of America.............................................       7,996       6,748
Canadian Imperial Bank of Commerce..........................       3,442       3,349
Bank of Nova Scotia.........................................       3,382       3,221
                                                                 -------     -------
Total.......................................................     $48,805     $45,627
                                                                 =======     =======

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Prime Rate Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Prime Rate Income Trust (the "Trust"), including the portfolio of investments as of July 31, 2000, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Trust's financial statements and financial highlights for the periods ended prior to July 31, 2000, were audited by other auditors whose report, dated September 14, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the Trust's custodian, brokers and selling or agent banks; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Prime Rate Income Trust as of July 31, 2000, the results of its operations, cash flows, changes in net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

    As discussed in Note 1A, the portfolio of investments includes certain loan interests for which, fair values are determined by the Trust's investment adviser under procedures approved by the Board of Trustees. Determination of fair values involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between parties in a transaction. We have reviewed the procedures established by the Board of Trustees and applied by the investment adviser in determining the fair values of such loan interests and inspected the underlying documentation. We believe that, in the circumstances, the procedures are reasonable and the documentation appropriate.

DELOITTE & TOUCHE LLP
Chicago, Illinois
September 15, 2000

                                                      BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

July 31, 2000
THE FOLLOWING PAGES DETAIL THE PORTFOLIO OF INVESTMENTS OF YOUR TRUST AT THE END OF THE REPORTING PERIOD.(1)

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS
            AEROSPACE/DEFENSE  0.6%
$ 15,337    Aerostructures Corp.,
            Term Loan...............  NR       BB-   12/31/03 to 09/06/04  $   15,163,163
   8,010    Aircraft Braking
            Systems, Inc., Term
            Loan....................  NR       NR    10/15/05                   8,010,323
  12,849    Decrane Finance Co.,
            Term Loan...............  B2       B+    9/30/05 to 12/17/06       12,837,371
   3,370    United Defense
            Industries, Inc., Term
            Loan....................  Ba3      BB-   10/06/05 to 10/06/06       3,351,875
                                                                           --------------
                                                                               39,362,732
                                                                           --------------
            AUTOMOTIVE  3.2%
  33,955    American Axle and
            Manufacturing, Inc.,
            Term Loan...............  Ba3      BB    04/30/06                  33,884,618
  56,343    Breed Technologies,
            Inc., Term Loan (a)
            (b).....................  NR       NR    04/27/04 to 04/27/06      25,917,629
   3,988    Breed Technologies,
            Inc., Revolving Credit
            Agreement (a) (b).......  NR       NR    04/27/04                   1,834,291
   3,009    Breed Technologies,
            Inc., Debtor in
            Possession (b)..........  NR       NR    09/30/00                   3,009,090
   4,975    CSK Auto, Inc., Term
            Loan....................  Ba2      BB-   10/31/03                   4,927,325
  14,963    Dura Operating Corp,
            Term Loan...............  Ba3      BB-   03/31/06                  14,974,186
  39,771    Federal Mogul Corp.,
            Term Loan...............  Ba2      BB    03/24/05                  39,766,614
  12,998    Global Metal
            Technologies, Term
            Loan....................  NR       NR    03/13/05                  12,998,375
   9,385    Insilco Corp., Term
            Loan....................  Ba3      B+    11/24/05                   9,384,801
   9,900    Metalforming
            Technologies, Inc., Term
            Loan....................  NR       NR    06/30/06                   9,899,956

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            AUTOMOTIVE (CONTINUED)
$ 16,368    Safelite Glass Corp.,
            Term Loan (a) (b).......  Caa1     NR    12/23/04 to 12/23/05  $    8,994,564
  35,469    SPX Corp., Term Loan....  Ba2      BB+   09/30/04 to 09/30/06      35,564,128
   5,000    Tenneco Automotive,
            Inc., Term Loan.........  Ba3      BB    09/30/05                   4,917,500
                                                                           --------------
                                                                              206,073,077
                                                                           --------------
            BEVERAGE, FOOD AND TOBACCO  1.2%
  40,395    Agrilink Foods, Term
            Loan....................  B1       B+    09/30/04 to 09/30/05      40,394,808
   5,602    Amerifoods Cos., Inc.,
            Term Loan (f)...........  NR       NR    06/30/01                          56
   9,250    B & G Food Holdings,
            Term Loan...............  B1       B+    03/31/06                   9,245,946
   9,370    Edwards Baking Corp.,
            Term Loan...............  NR       NR    09/30/03 to 09/30/05       9,372,257
   7,350    Leon's Bakery, Inc.,
            Term Loan...............  NR       NR    05/02/05                   7,350,232
   3,990    Merisant Co., Term
            Loan....................  Ba3      BB-   03/31/07                   4,008,286
   4,975    New World Pasta Co.,
            Term Loan...............  B1       B     01/28/06                   4,975,540
                                                                           --------------
                                                                               75,347,125
                                                                           --------------
            BROADCASTING--CABLE  5.5%
  13,995    Adelphia Cable
            Partnership, Revolving
            Credit Agreement........  Ba2      BB+   12/31/03                  13,680,198
   9,800    CC VIII Operating LLC,
            Term Loan...............  Ba3      BB+   01/29/08                   9,804,087
 153,000    Charter Communications,
            Inc., Term Loan.........  Ba3      BB+   03/17/08                 152,148,861
  46,431    Chelsea Communications,
            Inc., Term Loan.........  Ba2      NR    12/31/04                  46,438,205
   9,880    Encore Investments, Term
            Loan....................  NR       NR    06/30/04                   9,880,000
   3,000    Encore Investments,
            Revolving Credit
            Agreement...............  NR       NR    06/30/04                   3,000,034
   6,486    Fairchild Holding Corp.,
            Term Loan...............  Ba3      BB-   04/30/06                   6,485,850

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            BROADCASTING--CABLE (CONTINUED)
$ 43,833    Falcon Communications,
            Inc., Term Loan.........  Ba3      BB    12/31/07              $   43,599,662
  14,907    Frontiervision Operating
            Partners, L.P.,
            Term Loan...............  Ba2      BB    03/31/06                  14,863,142
  19,861    Garden State
            Cablevision, L.P.,
            Revolving Credit
            Agreement...............  NR       NR    06/30/05                  19,860,618
  35,000    Insight Kentucky
            Partners, Term Loan.....  Ba3      BB+   12/31/07                  35,018,226
                                                                           --------------
                                                                              354,778,883
                                                                           --------------
            BROADCASTING--DIVERSIFIED  0.4%
   5,000    AMFM, Inc., Term Loan...  Ba1      NR    11/19/01                   4,993,750
  14,925    Muzak Audio
            Communications, Inc.,
            Term Loan...............  B1       B+    12/31/06                  14,806,839
   4,550    White Knight
            Broadcasting, Inc., Term
            Loan....................  NR       NR    06/30/07                   4,549,982
                                                                           --------------
                                                                               24,350,571
                                                                           --------------
            BROADCASTING--TELEVISION  2.0%
  19,840    Black Entertainment
            Television, Inc., Term
            Loan....................  NR       NR    06/30/06                  19,616,800
   9,442    LIN Television Corp.,
            Term Loan...............  Ba3      BB-   03/31/07                   9,419,940
   7,960    Quorum Broadcasting,
            Inc., Term Loan.........  NR       NR    09/30/07                   7,959,965
  58,300    Sinclair Broadcast
            Group, Inc., Term
            Loan....................  Ba2      BB-   09/15/05                  58,289,019
  31,760    TLMD Acquisition Co.,
            Term Loan...............  NR       NR    03/31/07                  31,754,028
                                                                           --------------
                                                                              127,039,752
                                                                           --------------
            BUILDINGS & REAL ESTATE  1.4%
  19,717    Builders Firstsource,
            Term Loan...............  NR       BB-   12/30/05                  19,713,321
  14,678    Crescent Real Estate,
            Term Loan...............  NR       NR    02/01/04                  14,641,040

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            BUILDINGS & REAL ESTATE (CONTINUED)
$ 14,937    Prison Realty Trust,
            Inc., Term Loan.........  B3       B     12/31/02              $   14,622,174
  41,667    Walter Industries, Inc.,
            Term Loan...............  NR       NR    10/15/03                  41,660,186
                                                                           --------------
                                                                               90,636,721
                                                                           --------------
            CHEMICAL, PLASTICS & RUBBER  3.7%
  11,057    Cedar Chemicals Corp.,
            Term Loan...............  NR       NR    10/30/03                  11,056,957
   9,843    Foamex, L.P., Term
            Loan....................  B3       B     06/30/05 to 06/30/06       9,667,325
   5,276    Foamex, L.P., Revolving
            Credit Agreement........  B3       B     06/12/03                   5,275,902
   6,497    GenTek, Inc., Term
            Loan....................  Ba3      BB    04/30/07                   6,496,841
  34,980    Huntsman Group Holdings,
            Term Loan...............  Ba2      NR    12/31/02 to 12/31/05      34,900,230
   4,667    Huntsman Group
            Holdings, Revolving
            Credit Agreement........  Ba2      NR    12/31/02                   4,667,067
  34,650    Huntsman ICI Chemical
            LLC, Term Loan..........  Ba3      BB    06/30/07 to 06/30/08      34,911,850
   5,298    Jet Plastica Industries,
            Inc., Term Loan.........  NR       NR    12/31/02 to 12/31/04       5,298,000
     300    Jet Plastica Industries,
            Inc., Revolving Credit
            Agreement...............  NR       NR    12/31/02                     300,048
  54,636    Lyondell Petrochemical
            Corp., Term Loan........  Ba3      NR    06/30/05 to 05/17/06      55,979,225
  14,925    MetoKote Corp., Term
            Loan....................  NR       NR    11/02/05                  14,925,969
  10,000    Nutrasweet Co., Term
            Loan....................  B1       NR    05/25/07 to 05/25/09       9,984,567
   9,700    Pioneer Americas
            Acquisition Corp., Term
            Loan....................  NR       B     12/31/06                   9,678,058
   4,988    Sybron Corp., Term
            Loan....................  NR       NR    03/28/07                   4,972,039
  10,427    Texas Petrochemicals
            Corp., Term Loan........  B1       NR    06/30/01 to 06/30/04      10,428,042

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            CHEMICAL, PLASTICS & RUBBER (CONTINUED)
$    267    Texas Petrochemicals
            Corp., Revolving Credit
            Agreement...............  B1       NR    12/31/02              $      267,112
   6,266    TruSeal Technologies,
            Inc., Term Loan.........  NR       NR    06/30/04                   6,266,111
   8,020    Vinings Industries,
            Inc., Term Loan.........  NR       NR    03/31/05                   8,020,812
   4,531    West American Rubber,
            Term Loan...............  NR       NR    06/30/05                   3,171,700
                                                                           --------------
                                                                              236,267,855
                                                                           --------------
            CONSTRUCTION MATERIALS  1.2%
   4,984    BSI Holdings, Term
            Loan....................  NR       NR    09/30/05                   4,984,472
  14,963    Encompass Service Co.,
            Term Loan...............  Ba3      BB    05/10/07                  14,887,996
   7,253    Flextek Components,
            Inc., Term Loan (a).....  NR       NR    08/31/03                   3,989,029
   2,993    Formica Corp., Term
            Loan....................  B1       B+    04/30/06                   2,996,938
   6,010    Magnatrax Corp., Term
            Loan....................  NR       NR    11/15/05                   6,009,514
  11,970    Mueller Group, Inc.,
            Term Loan...............  B1       B+    08/16/06 to 08/16/07      11,965,565
  14,210    Peebles, Inc., Term
            Loan....................  NR       NR    06/09/02                  14,210,858
   6,451    Reliant Building
            Products, Inc., Term
            Loan (a) (b)............  NR       NR    03/31/04                   4,704,330
   1,688    Reliant Building
            Products, Inc., Debtor
            in Possession (a) (b)...  NR       NR    01/15/01                   1,679,510
  14,625    Werner Holding Co., Term
            Loan....................  Ba3      B+    11/30/04 to 11/30/05      14,553,201
                                                                           --------------
                                                                               79,981,413
                                                                           --------------
            CONTAINERS, PACKAGING & GLASS  2.5%
   8,425    ACX Technologies, Term
            Loan....................  NR       NR    08/01/00                   8,326,006
  14,143    Dr. Pepper/Seven Up Co.,
            Inc, Term Loan..........  NR       NR    10/07/07                  14,149,999
   7,678    Fleming Packaging Corp.,
            Term Loan...............  NR       NR    08/30/04                   7,679,021

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
$ 14,737    Graham Packaging Co.,
            Term Loan...............  B1       B+    01/31/06 to 01/31/07  $   14,713,210
   3,000    Huntsman Packaging
            Corp., Term Loan........  B1       BB-   05/31/08                   3,013,275
  20,428    IPC, Inc., Term Loan....  NR       B+    10/02/04                  19,925,602
   7,444    Mediapak Corp., Term
            Loan....................  NR       NR    12/31/05 to 12/31/06       7,444,250
   4,911    Packaging Dynamics, Term
            Loan....................  NR       NR    11/20/05                   4,909,652
  73,334    Stone Container Corp.,
            Term Loan...............  Ba3      B+    10/01/03                  73,562,427
   7,792    Stronghaven, Inc., Term
            Loan....................  NR       NR    05/15/04                   7,402,732
                                                                           --------------
                                                                              161,126,174
                                                                           --------------
            DIVERSIFIED MANUFACTURING  2.0%
   3,186    Advanced Accessory
            Systems, LLC, Term
            Loan....................  B1       B+    10/30/04                   3,185,804
   4,987    Blount Inc., Term
            Loan....................  B1       B+    06/30/06                   5,015,492
  28,728    Chart Industries, Inc.,
            Term Loan...............  NR       NR    03/31/06                  28,728,543
   7,568    CII Carbon, LLC, Term
            Loan....................  NR       NR    06/25/08                   7,517,832
  14,043    Desa International, Term
            Loan....................  B2       B+    11/26/03 to 12/26/04      14,044,439
  18,197    Neenah Foundry Co., Term
            Loan....................  B1       BB-   09/30/05                  18,095,329
  25,647    Spalding Holdings, Inc.,
            Term Loan...............  B3       B-    09/30/03 to 03/30/06      25,633,091
   8,820    Spalding Holdings, Inc.,
            Revolving Credit
            Agreement...............  B3       B-    09/30/03                   8,819,040
  10,963    UCAR International,
            Inc., Term Loan.........  Ba3      BB-   12/31/07                  10,959,913
   3,471    United Fixtures Co.,
            Term Loan...............  NR       NR    12/15/02                   3,470,928

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            DIVERSIFIED MANUFACTURING (CONTINUED)
$    200    United Fixtures Co.,
            Revolving Credit
            Agreement...............  NR       NR    12/31/04              $      200,002
   5,517    Western Industries,
            Inc., Term Loan.........  NR       NR    06/23/06                   5,517,399
                                                                           --------------
                                                                              131,187,812
                                                                           --------------
            ECOLOGICAL  3.5%
 165,000    Allied Waste North
            America, Inc., Term
            Loan....................  Ba3      BB    07/23/06 to 07/23/07     159,000,600
   6,000    Casella Waste System,
            Term Loan...............  B1       BB-   12/14/06                   5,999,997
   9,898    IT Group, Inc., Term
            Loan....................  B1       BB    06/11/06                   9,787,521
  70,735    Safety-Kleen Corp., Term
            Loan (a) (b)............  NR       NR    04/03/05 to 04/03/06      48,099,732
     454    Safety-Kleen Corp.,
            Revolving Credit
            Agreement (a) (b).......  NR       NR    06/12/00                     308,851
   4,682    Stericycle, Inc., Term
            Loan....................  B1       BB-   11/10/06                   4,703,089
                                                                           --------------
                                                                              227,899,790
                                                                           --------------
            EDUCATION & CHILD CARE  0.2%
   8,514    Kindercare Learning
            Centers, Inc., Term
            Loan....................  Ba3      B+    03/21/06                   8,486,066
   4,781    La Petite Academy, Inc.,
            Term Loan...............  B2       B     05/11/05                   4,781,365
                                                                           --------------
                                                                               13,267,431
                                                                           --------------
            ELECTRONICS  3.5%
  31,417    Amphenol Corp., Term
            Loan....................  Ba2      BB    05/19/04 to 05/19/06      31,126,864
   2,858    Caribiner International,
            Term Loan...............  NR       NR    09/30/03                   2,657,502
   9,899    Chatham Technologies
            Acquisition, Inc., Term
            Loan....................  NR       NR    08/18/03 to 08/18/05       9,602,016
   6,858    Communications
            Instruments, Inc., Term
            Loan....................  Ba3      BB-   03/15/04                   6,862,222

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            ELECTRONICS (CONTINUED)
$ 22,869    DecisionOne Corp., Term
            Loan....................  NR       NR    04/18/05              $   22,866,429
   9,914    EG&G Technical Services,
            Inc., Term Loan.........  B1       NR    08/20/07                   9,913,772
   5,336    Fisher Scientific
            International, Inc.,
            Term Loan...............  Ba3      B+    01/21/05 to 01/21/06       5,348,081
  22,367    General Cable Corp.,
            Term Loan...............  NR       NR    06/30/07                  22,283,311
   4,435    Rowe International,
            Inc., Term Loan.........  NR       NR    12/31/03                   3,947,538
   8,017    Sarcom, Inc., Term
            Loan....................  NR       NR    12/31/02                   7,615,972
  50,000    Semiconductor Components
            Industries, Term Loan...  NR       NR    08/04/06 to 08/04/07      50,393,750
   7,387    Stoneridge, Inc., Term
            Loan....................  Ba3      BB    12/31/05                   7,389,638
   9,844    Stratus Computer, Inc.,
            Term Loan...............  NR       NR    02/26/05                   9,856,055
  22,002    Superior Telecom Corp.,
            Term Loan...............  Ba3      B+    11/27/05                  21,935,119
  12,000    Viasystems, Inc., Term
            Loan....................  B1       BB-   03/31/07                  11,994,372
   4,839    Wilson Greatbatch, Inc.,
            Term Loan...............  NR       NR    07/30/04                   4,838,209
                                                                           --------------
                                                                              228,630,850
                                                                           --------------
            ENTERTAINMENT/LEISURE  3.7%
  13,176    American Skiing Comp.,
            Term Loan...............  NR       NR    05/31/06                  13,176,471
  24,229    AMF Group, Inc., Term
            Loan....................  B2       CCC+  03/31/03 to 03/31/04      24,217,625
   7,433    Bally Total Fitness
            Corp., Term Loan........  B1       B+    11/10/04                   7,434,020
  24,776    Fitness Holdings
            Worldwide, Term Loan....  NR       B+    11/02/06 to 11/02/07      24,547,440
   7,760    KSL Recreation Group,
            Inc., Term Loan.........  Ba3      B+    04/30/04 to 04/30/06       7,685,636

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            ENTERTAINMENT/LEISURE (CONTINUED)
$  1,255    KSL Recreation Group,
            Inc., Revolving Credit
            Agreement...............  Ba3      B+    04/30/04              $    1,254,549
  54,000    Metro-Goldwyn-Mayer,
            Inc., Term Loan.........  Baa3     BBB-  03/31/05 to 03/31/06      53,301,258
  10,000    Playcore Wisconsin, Term
            Loan....................  NR       NR    07/01/07                   9,959,512
  19,933    SFX Entertainment, Inc.,
            Term Loan...............  B1       NR    06/30/06                  19,953,267
   6,700    Sportcraft, Ltd., Term
            Loan....................  NR       NR    12/31/02                   6,698,702
   3,185    True Temper, Term Loan..  B1       BB-   09/30/05                   3,184,045
   4,892    United Artists Theatre,
            Inc., Term Loan (h).....  Caa3     D     04/21/06 to 04/21/07       4,108,860
  31,184    Viacom, Inc., Term
            Loan....................  Baa1     BBB+  04/01/02 to 04/02/02      30,833,185
     923    Viacom, Inc., Revolving
            Credit Agreement........  Baa1     BBB+  04/01/02                     923,179
  15,000    WestStar Cinemas, Inc.,
            Term Loan (a) (b).......  NR       NR    09/30/05                   9,900,000
  21,760    WFI Group, Inc., Term
            Loan....................  Baa3     NR    07/14/04                  21,758,221
                                                                           --------------
                                                                              238,935,970
                                                                           --------------
            FARMING & AGRICULTURE  0.2%
  10,835    Doane Pet Care Cos.,
            Term Loan...............  B1       B+    12/31/05 to 12/31/06      10,888,348
                                                                           --------------

            FINANCE  6.4%
  20,826    Alliance Data Systems,
            Inc., Term Loan.........  NR       NR    07/25/03                  20,827,057
   3,286    Alliance Data Systems,
            Inc., Revolving Credit
            Agreement...............  NR       NR    07/25/03                   3,285,663
  29,220    Bridge Information
            Systems, Inc., Term
            Loan....................  NR       NR    05/29/05                  29,224,748
  24,500    Mafco Finance Corp.,
            Term Loan...............  NR       NR    08/31/00                  24,501,012

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            FINANCE (CONTINUED)
$  5,045    Mafco Finance Corp.,
            Revolving Credit
            Agreement...............  NR       NR    08/31/00              $    5,044,944
  26,500    Metris Cos., Inc., Term
            Loan....................  Ba3      NR    06/30/03                  26,458,377
  37,790    Outsourcing Solutions,
            Term Loan...............  B2       BB-   12/01/05 to 06/01/06      37,725,032
  65,000    Paul G. Allen, Term
            Loan....................  NR       NR    06/10/03                  64,944,851
  69,658    Rent-A-Center, Inc.,
            Term Loan...............  Ba3      BB-   01/31/06 to 01/31/07      69,309,732
  34,000    Sovereign Bancorp, Term
            Loan....................  Ba3      NR    11/14/03                  34,127,500
  97,629    Ventas Realty Ltd.,
            Inc., Term Loan.........  NR       NR    12/31/07                  94,700,773
                                                                           --------------
                                                                              410,149,689
                                                                           --------------
            GROCERY  1.3%
   4,938    Big V Supermarkets,
            Inc., Term Loan.........  NR       B+    08/10/03                   4,884,012
  15,771    Eagle Family Foods,
            Inc., Term Loan.........  B1       B     12/31/05                  15,779,938
  15,149    Fleming Cos., Inc., Term
            Loan....................  Ba3      BB    07/25/04                  14,467,393
  29,559    Fleming Cos., Inc.,
            Revolving Credit
            Agreement...............  Ba3      BB    07/25/03                  28,229,195
  19,697    The Pantry, Inc., Term
            Loan....................  B1       BB-   01/31/06                  19,697,002
                                                                           --------------
                                                                               83,057,540
                                                                           --------------
            HEALTH CARE & BEAUTY AIDS  1.1%
  14,789    Mary Kay, Inc., Term
            Loan....................  NR       NR    03/06/04                  14,798,575
   1,495    Mary Kay, Inc.,
            Revolving Credit
            Agreement...............  NR       NR    03/06/04                   1,495,146
  24,251    Playtex Products, Inc.,
            Term Loan...............  Ba2      BB    09/15/03                  24,013,785
  29,213    Revlon Consumer Products
            Corp., Term Loan........  B3       B     05/30/02 to 05/31/02      29,213,566
                                                                           --------------
                                                                               69,521,072
                                                                           --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            HEALTHCARE  7.2%
$  4,969    Caremark Rx, Inc., Term
            Loan....................  B1       BB-   05/31/01              $    4,968,803
   2,427    Caremark Rx, Inc.,
            Revolving Credit
            Agreement...............  B1       BB-   05/31/01                   2,426,703
   3,119    Charter Behavioral,
            Revolving Credit
            Agreement (b)...........  NR       NR    06/17/02                   3,056,413
  22,000    Columbia/HCA Healthcare
            Corp., Term Loan........  Ba2      BB+   09/13/01                  21,999,748
   9,897    Columbia Healthone,
            Inc., Term Loan.........  Ba2      BB+   06/30/05                   9,867,683
  92,740    Community Health
            Systems, Inc., Term
            Loan....................  NR       NR    12/31/03 to 12/31/05      92,275,851
  29,887    Dade Behring, Inc., Term
            Loan....................  Ba3      B+    06/30/06 to 06/30/07      29,362,037
  25,357    Genesis Healthcare
            Ventures, Inc., Term
            Loan (b)................  Caa2     NR    09/30/04 to 06/01/05      20,032,381
 147,375    Integrated Health
            Services, Inc.,
            Term Loan (a) (b).......  Caa2     NR    09/15/03 to 09/15/05      95,697,952
  43,141    Magellan Health
            Services, Inc., Term
            Loan....................  B2       B+    02/12/05                  43,140,762
  23,497    Mariner Post-Acute
            Network, Inc., Term Loan
            (a) (b).................  Caa2     NR    03/31/05 to 03/31/06      10,338,850
  17,223    Multicare Companies,
            Inc., Term Loan (a)
            (b).....................  Caa3     NR    09/30/04 to 06/01/05      12,056,228
  27,360    Quest Diagnostics, Inc.,
            Term Loan...............  Ba3      BB    08/16/06 to 08/16/07      27,451,393
  46,322    Sun Healthcare Group,
            Inc., Term Loan (a)
            (b).....................  NR       NR    11/12/04 to 11/12/05      33,815,301

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            HEALTHCARE (CONTINUED)
$  9,888    Unilab Corp., Term
            Loan....................  B1       B+    11/23/06              $    9,890,183
  55,365    Vencor, Inc., Term Loan
            (a) (b).................  NR       NR    01/15/05                  48,167,118
                                                                           --------------
                                                                              464,547,406
                                                                           --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES
            & DURABLE CONSUMER PRODUCTS  1.6%
  45,215    Dal-Tile Group, Inc.,
            Term Loan...............  NR       NR    12/31/02 to 12/31/03      44,499,737
   2,665    Dal-Tile Group, Inc.,
            Revolving Credit
            Agreement...............  NR       NR    12/31/02                   2,664,846
   1,786    Decorate Today.Com
            (g).....................  NR       NR    12/31/05                   1,786,179
   4,975    Holmes Products Corp.,
            Term Loan...............  B1       B+    02/05/07                   4,962,301
  23,110    Imperial Home Decor
            Group, Inc., Term Loan
            (a) (b).................  NR       NR    03/12/04 to 03/13/06      13,403,635
   7,714    Imperial Home Decor
            Group, Inc., Revolving
            Credit Agreement (a)
            (b).....................  NR       NR    03/12/04                   4,473,061
   6,875    Medical Arts Press,
            Inc., Term Loan.........  NR       NR    01/13/06                   6,775,118
  22,640    World Kitchen, Inc.,
            Term Loan...............  B1       BB-   10/09/06 to 04/09/07      22,630,196
                                                                           --------------
                                                                              101,195,073
                                                                           --------------
            HOTELS, MOTELS, & GAMING  3.8%
  41,000    Aladdin Gaming, LLC,
            Term Loan...............  B2       NR    02/26/08                  40,999,980
  59,840    Felcor Suite Hotels,
            Term Loan...............  Ba2      BB    03/31/04                  59,590,647
   5,985    Isle of Capri Casino,
            Inc., Term Loan.........  Ba2      BB-   03/02/06 to 03/02/07       6,018,133
   5,000    Jazz Casino Co., Term
            Loan....................  NR       NR    01/06/06                   5,002,603
   9,099    Las Vegas Sands, Inc.,
            Term Loan...............  NR       B+    11/30/03                   9,099,765

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            HOTELS, MOTELS, & GAMING (CONTINUED)
$    754    Las Vegas Sands, Inc.,
            Revolving Credit
            Agreement...............  NR       B+    11/30/03              $      754,490
  25,000    Meditrust Corp., Term
            Loan....................  NR       NR    07/17/01                  25,003,063
   1,375    Starwood Hotels and
            Resorts, Inc.,
            Term Loan...............  Ba1      NR    02/23/03                   1,380,156
 100,000    Wyndham International,
            Inc., Term Loan.........  NR       NR    06/30/06                  97,525,000
                                                                           --------------
                                                                              245,373,837
                                                                           --------------
            INSURANCE  0.6%
  17,150    BRW Acquisition, Inc.,
            Term Loan...............  NR       NR    07/10/06 to 07/10/07      17,148,429
  21,250    Willis Corroon, Inc.,
            Term Loan...............  Ba2      NR    11/19/05 to 11/19/07      21,214,576
                                                                           --------------
                                                                               38,363,005
                                                                           --------------
            MACHINERY  0.7%
   9,500    Alliance Laundry
            Systems, LLC,
            Term Loan...............  B1       B+    06/30/05                   9,452,500
   7,323    Gleason Corp., Term
            Loan....................  NR       NR    02/18/08                   7,305,005
  15,000    Ocean Rig (Norway), Term
            Loan....................  NR       NR    06/01/08                  14,999,312
  15,000    United Rentals, Term
            Loan....................  Ba2      BB+   06/30/09                  14,821,875
                                                                           --------------
                                                                               46,578,692
                                                                           --------------
            MEDICAL PRODUCTS & SUPPLIES  3.0%
  30,000    Alliance Imaging, Inc.,
            Term Loan...............  B1       NR    11/02/07 to 11/02/08      29,775,000
  11,286    ConMed Corp., Term
            Loan....................  B1       BB-   12/30/04 to 06/30/05      11,291,584
  27,276    Kinetic Concepts, Inc.,
            Term Loan...............  Ba3      B     12/31/04 to 12/31/05      27,270,478
   6,714    Medical Specialties
            Group, Inc.,
            Term Loan...............  NR       NR    06/30/01 to 06/30/04       6,579,364

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            MEDICAL PRODUCTS & SUPPLIES (CONTINUED)
$ 10,816    Mediq/PRN Life Support
            Services, Inc.,
            Term Loan...............  NR       NR    06/30/06              $    8,328,203
  38,925    National Medical Care,
            Inc., Term Loan.........  Ba1      BB    09/30/03                  38,922,659
   3,399    Stryker Corp.,
            Term Loan...............  Ba2      BB    12/04/05 to 12/04/06       3,415,282
  70,222    Total Renal Care
            Holdings, Inc., Term
            Loan....................  B1       NR    03/31/08                  70,225,138
                                                                           --------------
                                                                              195,807,708
                                                                           --------------
            MINING, STEEL, IRON, & NON-PRECIOUS METALS  1.4%
  19,950    Carmeuse Lime, Inc.,
            Term Loan...............  NR       NR    03/31/06                  19,950,000
   8,284    Earle M. Jorgensen, Term
            Loan....................  B1       NR    03/31/04                   8,208,310
   8,985    Fairmont Minerals, Ltd.,
            Term Loan...............  NR       NR    02/25/05                   8,985,512
  52,193    Ispat Inland,
            Term Loan...............  Ba3      BB    07/16/05 to 07/16/06      51,955,096
                                                                           --------------
                                                                               89,098,918
                                                                           --------------
            NATURAL RESOURCES--COAL  0.0%
   4,712    Centennial Resources,
            Inc., Term Loan (a)
            (b).....................  NR       NR    03/31/02 to 03/31/04              47
     781    Centennial Resources,
            Inc., Debtor in
            Possession (a) (b)......  NR       NR    10/01/00                     101,504
                                                                           --------------
                                                                                  101,551
                                                                           --------------
            PAPER & FOREST PRODUCTS  0.8%
   2,622    Bear Island Paper Co.,
            LLC, Term Loan..........  B1       B+    12/31/05                   2,623,036
  20,163    Crown Paper Co., Term
            Loan (b)................  Caa1     NR    08/23/02                  20,163,433
   6,181    Crown Paper Co.,
            Revolving Credit
            Agreement (b)...........  Caa1     NR    08/23/02                   6,181,151
   7,819    Crown Paper Co., Debtor
            in Possession (b).......  Caa1     NR    09/14/02                   7,789,442
   2,880    CST/Office Products,
            Inc., Term Loan.........  NR       NR    12/31/01 to 01/31/02         633,538

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            PAPER & FOREST PRODUCTS (CONTINUED)
$  4,963    Havco Wood Products,
            Inc., Term Loan.........  NR       NR    06/30/06              $    4,961,212
   8,745    Pacifica Papers, Inc.,
            Term Loan...............  Ba2      BB    03/12/06                   8,788,725
                                                                           --------------
                                                                               51,140,537
                                                                           --------------
            PERSONAL & MISCELLANEOUS SERVICES  1.0%
   9,172    Accessory Network Group,
            Term Loan...............  NR       NR    07/31/05                   9,172,547
   7,797    Arena Brands, Inc., Term
            Loan....................  NR       NR    06/01/02                   7,796,952
   1,297    Arena Brands, Inc.,
            Revolving Credit
            Agreement...............  NR       NR    06/01/02                   1,297,298
   4,022    Boyds Collection, Ltd.,
            Term Loan...............  Ba1      B+    04/21/06                   3,994,854
   6,238    Burns International,
            Revolving Credit
            Agreement...............  Ba3      BB-   03/31/02                   6,238,488
  13,500    DIMAC Corp.,
            Term Loan (b)...........  Caa1     NR    06/30/06 to 12/30/06      10,964,050
   6,750    Mitel Corp.,
            Term Loan...............  NR       NR    12/26/03                   6,749,070
   9,525    Telespectrum Worldwide,
            Inc., Term Loan.........  NR       NR    12/31/01 to 12/31/03       9,524,221
   9,950    Weight Watchers
            International,
            Term Loan...............  Ba2      B+    09/30/06                   9,949,354
                                                                           --------------
                                                                               65,686,834
                                                                           --------------
            PHARMACEUTICALS  0.4%
   6,983    Bergen Brunswig Corp.,
            Term Loan...............  NR       BB    03/31/06                   6,944,372
  16,590    Endo Pharmaceuticals,
            Inc., Term Loan.........  NR       NR    06/30/04                  16,592,522
                                                                           --------------
                                                                               23,536,894
                                                                           --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            PRINTING & PUBLISHING  3.4%
$ 14,722    Advanstar
            Communications, Term
            Loan....................  Ba3      B+    04/30/05              $   14,722,321
  12,250    American Media
            Operations, Inc., Term
            Loan....................  Ba3      B+    04/01/06 to 04/01/07      12,264,800
  23,968    Big Flower Press, Term
            Loan....................  B1       NR    12/06/05 to 12/06/08      24,039,871
   4,898    Check Printers, Inc.,
            Term Loan...............  NR       NR    06/30/05                   4,897,963
  67,932    Journal Register Co.,
            Term Loan...............  Ba1      BB+   09/30/06                  67,337,595
   3,990    Mail-Well Corp., Term
            Loan....................  Ba2      BB    02/22/07                   4,008,548
  29,425    Morris Communications,
            Inc., Term Loan.........  NR       NR    03/31/04 to 06/30/05      29,425,000
  17,100    PRIMEDIA, Inc., Term
            Loan....................  Ba3      BB-   06/30/04                  17,100,000
   5,000    Trader.com,
            Term Loan...............  NR       NR    12/31/06 to 12/31/07       4,950,000
   6,104    TWP Capital Corp., Term
            Loan....................  NR       NR    10/01/04                   6,103,991
  14,313    Von Hoffman Press, Inc.,
            Term Loan...............  B1       B+    05/30/03 to 05/30/05      14,180,721
   3,168    Von Hoffman Press, Inc.,
            Revolving Credit
            Agreement...............  B1       B+    05/30/03                   3,167,777
   9,982    Ziff-Davis Media, Inc.,
            Term Loan...............  Ba3      B+    03/31/07                   9,996,201
   9,775    21st Century Newspaper,
            Inc., Term Loan.........  NR       NR    09/15/05                   9,775,559
                                                                           --------------
                                                                              221,970,347
                                                                           --------------
            RESTAURANTS & FOOD SERVICE  1.7%
   8,289    Applebee's
            International, Inc.,
            Term Loan...............  NR       NR    03/31/06                   8,288,791
   2,443    Carvel Corp.,
            Term Loan...............  NR       NR    06/30/01                   2,442,656
  33,755    Domino's Pizza, Term
            Loan....................  B1       B+    12/12/04 to 12/21/07      33,876,301

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            RESTAURANTS & FOOD SERVICE (CONTINUED)
$ 41,403    S.C. International
            Services, Inc.,
            Term Loan...............  Ba3      NR    08/28/02              $   41,397,818
  17,273    Shoney's, Inc.,
            Term Loan...............  B2       NR    04/30/02                  17,267,724
   7,028    Volume Services America,
            Term Loan...............  B1       B+    12/01/06                   7,029,168
                                                                           --------------
                                                                              110,302,458
                                                                           --------------
            RETAIL--OFFICE PRODUCTS  0.8%
   6,930    Identity Group, Inc.,
            Term Loan...............  NR       NR    05/11/07                   6,938,839
  46,220    U.S. Office Products
            Co., Term Loan..........  Caa1     CCC+  06/09/06                  43,909,024
                                                                           --------------
                                                                               50,847,863
                                                                           --------------
            RETAIL--OIL & GAS  0.4%
   6,000    Kwik Trip, Term Loan....  NR       NR    07/27/07                   5,985,000
   5,000    Port Arthur Coker Co.,
            Term Loan...............  Ba3      NR    07/15/07                   4,743,876
  11,756    TravelCenters of
            America, Inc., Term
            Loan....................  Ba2      BB-   03/31/05                  11,792,988
                                                                           --------------
                                                                               22,521,864
                                                                           --------------
            RETAIL--SPECIALTY  0.7%
  16,377    Hollywood Entertainment
            Corp., Revolving Credit
            Agreement...............  B1       B+    09/05/02                  16,376,667
  19,000    Jostens, Inc.,
            Term Loan...............  B1       BB-   05/31/08                  19,061,351
   4,990    Mitchells Management,
            Term Loan...............  NR       NR    12/31/07                   4,939,133
   7,660    Murray's Discount Auto
            Stores, Inc.,
            Term Loan...............  NR       NR    06/30/03                   7,659,522
                                                                           --------------
                                                                               48,036,673
                                                                           --------------
            RETAIL--STORES  1.0%
  11,408    Advance Stores Co., Term
            Loan....................  B1       NR    04/15/06                  11,408,000
   3,646    Duane Reade, Inc., Term
            Loan....................  B1       B+    02/15/04                   3,645,405
   5,779    Kirkland's Holdings,
            Term Loan...............  NR       NR    06/30/02                   5,779,417

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            RETAIL--STORES (CONTINUED)
$ 12,067    Nebraska Book Co., Inc.,
            Term Loan...............  B1       B+    03/31/06              $   12,068,275
  10,111    Payless Cashways, Inc.,
            Term Loan...............  NR       NR    11/30/02                  10,112,811
  20,000    Rite Aid Corp., Term
            Loan....................  Ba3      B     08/01/02                  19,900,005
   4,766    Vitamin Shoppe
            Industries, Inc., Term
            Loan....................  NR       NR    05/15/04                   4,765,071
                                                                           --------------
                                                                               67,678,984
                                                                           --------------
            TELECOMMUNICATIONS--LEC'S  2.0%
  15,000    Alaska Communication,
            Inc., Term Loan.........  B1       BB    11/14/07 to 05/14/08      15,009,293
  13,000    Crown Castle Operating,
            Term Loan...............  Ba3      BB-   03/15/08                  13,039,468
  14,941    Dynatech LLC, Term
            Loan....................  NR       B+    09/30/07                  14,920,632
   7,000    McLeod USA, Inc., Term
            Loan....................  Ba2      BB-   05/31/08                   7,015,624
  19,572    Orius Corp., Term
            Loan....................  NR       B+    12/14/06                  19,573,543
  50,000    Teligent, Inc.,
            Term Loan...............  B3       B-    06/30/06                  49,990,754
  12,500    Winstar Communications,
            Inc., Term Loan.........  B2       B+    09/30/07                  12,191,413
                                                                           --------------
                                                                              131,740,727
                                                                           --------------
            TELECOMMUNICATIONS--LONG DISTANCE  0.5%
  30,000    Pacific Crossing Ltd.,
            Term Loan...............  NR       NR    07/28/06                  30,000,000
                                                                           --------------

            TELECOMMUNICATIONS--PAGING  0.6%
   9,240    Arch Paging, Inc., Term
            Loan....................  B2       B     12/31/02                   9,235,654
  11,197    Paging Network, Inc.,
            Revolving Credit
            Agreement...............  B2       CC    12/31/04                  10,355,470

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            TELECOMMUNICATIONS--PAGING (CONTINUED)
$  9,460    Teletouch
            Communications, Inc.,
            Term Loan...............  NR       NR    11/30/05              $    9,460,320
  10,973    TSR Wireless LLC, Term
            Loan....................  NR       NR    06/30/05                  10,972,500
                                                                           --------------
                                                                               40,023,944
                                                                           --------------
            TELECOMMUNICATIONS--WIRELESS  8.5%
  28,000    American Cellular
            Wireless, Inc.,
            Term Loan...............  Ba3      B+    03/31/08 to 03/31/09      28,002,184
  30,000    BCP SP Ltd.,
            Term Loan...............  NR       NR    03/31/02 to 03/31/05      29,747,525
   1,902    Centennial Cellular,
            Inc., Term Loan.........  B1       B+    11/30/07                   1,907,190
  10,000    Cook Inlet/Voice Stream
            Operating Co. LLC, Term
            Loan....................  B2       B     12/31/08                   9,975,000
  14,963    Dobson Operating Co.,
            Term Loan...............  NR       NR    03/31/08                  14,962,500
  63,813    Iridium Operating LLC,
            Term Loan (a) (b).......  NR       D     12/29/00                  14,147,595
  73,500    Nextel Finance Co., Term
            Loan....................  Ba2      BB-   06/30/08 to 03/31/09      73,731,933
  10,000    Nextel Finance Co., Term
            Loan (Argentina)........  NR       NR    03/31/03                  10,001,498
  42,500    Nextel Partners Co.,
            Term Loan...............  B2       B-    11/01/07 to 07/29/08      42,599,865
   4,785    Powertel PCS, Inc., Term
            Loan....................  NR       NR    03/31/06                   4,786,105
  10,785    Powertel PCS, Inc.,
            Revolving Credit
            Agreement...............  NR       NR    03/31/06                  10,777,811
  30,000    Rural Cellular Corp.,
            Term Loan...............  B1       B+    10/03/08 to 04/03/09      29,966,250
  33,629    Sygnet Wireless, Inc.,
            Term Loan...............  B3       NR    03/23/07 to 12/23/07      33,659,510
  17,000    Telecorp PCS, Inc., Term
            Loan....................  B2       NR    12/05/07                  16,982,286
  40,000    Tritel Holding Corp.,
            Term Loan...............  B2       NR    12/31/07                  40,160,000

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            TELECOMMUNICATIONS--WIRELESS (CONTINUED)
$ 42,000    Triton PCS, Inc., Term
            Loan....................  B1       B     05/04/07              $   42,000,634
 140,250    VoiceStream Wireless
            Corp., Term Loan........  B1       B+    02/25/08 to 06/30/09     139,474,135
   6,000    Western Wireless Corp.,
            Term Loan...............  Ba2      BB    09/30/08                   6,025,500
                                                                           --------------
                                                                              548,907,521
                                                                           --------------
            TEXTILES & LEATHER  1.5%
  10,983    American Marketing
            Industries, Inc., Term
            Loan....................  NR       NR    11/30/02                  10,980,459
   8,976    Galey & Lord, Inc., Term
            Loan....................  Caa2     BB-   04/02/05 to 04/01/06       7,716,034
   2,540    Galey & Lord, Inc.,
            Revolving Credit
            Agreement...............  Caa2     BB-   03/27/04                   2,184,377
   7,402    GFSI, Inc., Term Loan...  Ba3      NR    03/31/04                   7,329,030
  18,955    Glenoit Corp.,
            Term Loan (h)...........  Caa1     D     12/31/03 to 06/30/04      16,680,107
   9,600    Humphrey's, Inc., Term
            Loan....................  NR       NR    01/15/03                   6,814,136
  10,081    Jo-Ann Fabrics Corp.,
            Term Loan...............  Ba3      BB-   06/30/05                  10,031,069
  12,910    Norcorp, Inc., Term
            Loan....................  NR       NR    03/31/06 to 11/30/06      12,909,927
  13,755    Norcross Safety Prod.,
            Term Loan...............  NR       NR    10/02/05                  13,746,273
   6,696    William Carter Co., Term
            Loan....................  Ba3      BB-   10/30/03                   6,693,208
                                                                           --------------
                                                                               95,084,620
                                                                           --------------
            TRANSPORTATION--CARGO  1.4%
  22,555    Atlas Freighter Leasing,
            Inc., Term Loan.........  NR       NR    04/20/05 to 04/20/06      22,471,384
  27,848    Evergreen International
            Aviation, Inc., Term
            Loan....................  NR       NR    05/31/02 to 05/31/03      27,604,283
   6,419    Gemini Leasing, Inc.,
            Term Loan...............  B1       NR    08/12/05                   6,419,853
  14,925    North American Van
            Lines, Inc., Term
            Loan....................  B1       B+    11/18/07                  14,925,000

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

PRINCIPAL                               BANK LOAN
 AMOUNT                                 RATINGS+
  (000)             BORROWER          MOODY'S  S&P     STATED MATURITY*        VALUE
            TRANSPORTATION--CARGO (CONTINUED)
$  8,018    OmniTrax Railroads, LLC,
            Term Loan...............  NR       NR    05/14/05              $    8,011,951
   8,955    RailAmerica, Inc., Term
            Loan....................  Ba3      BB-   12/31/06                   9,004,253
                                                                           --------------
                                                                               88,436,724
                                                                           --------------
            TRANSPORTATION--PERSONAL  2.1%
  46,936    Avis Rent A Car, Inc.,
            Term Loan...............  Ba3      BB+   06/30/06 to 06/30/07      46,977,216
  41,624    Continental Airlines,
            Inc., Term Loan.........  Ba1      BB    07/31/02 to 07/31/04      41,618,979
  39,600    Motor Coach Industries,
            Term Loan...............  Ba3      BB-   06/16/06                  39,602,849
   9,900    NationsRent, Inc., Term
            Loan....................  B1       BB-   07/20/06                   9,813,375
                                                                           --------------
                                                                              138,012,419
                                                                           --------------
            TRANSPORTATION--RAIL MANUFACTURING  0.0%
   2,993    Railworks Corp., Term
            Loan....................  B1       BB-   09/30/06                   2,992,511
                                                                           --------------

            UTILITIES  0.2%
   5,000    AES Texas Funding, Term
            Loan....................  Ba1      NR    01/24/01                   5,000,563
   9,887    Northeast Utilities,
            Term Loan...............  NR       BB+   02/28/01                   9,838,747
                                                                           --------------
                                                                               14,839,310
                                                                           --------------


TOTAL VARIABLE RATE (**) SENIOR LOAN INTERESTS  88.9%..................... $5,741,329,225
                                                                           --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

                        DESCRIPTION                               VALUE

FIXED INCOME SECURITIES  0.6%
London Fog Industries, Inc. ($13,541,264 par, 10.00% coupon, maturing 02/27/03) 144A Private Placement (a) (b) (e)
  (g).......................................................  $    9,614,297
Satelites Mexicanos ($29,296,000 par, 9.06% coupon, maturing
  06/30/04) 144A Private Placement (e)......................      29,335,135
                                                              --------------

TOTAL FIXED INCOME SECURITIES...............................      38,949,432
                                                              --------------

EQUITIES  2.0%
AFC Enterprises, Inc. (604,251 common shares) (c) (d).......       6,018,340
Best Products Co., Inc. (297,480 common shares) (d).........               0
Best Products Co., Inc. (Warrants for 28,080 common shares)
(d).........................................................               0
Bruno's, Inc. (2,593,713 common shares) (c) (d).............      48,346,810
Bruno's Supermarkets (259,371 common shares) (c) (d)........       4,834,675
Classic Cable, Inc. (Warrants for 760 common shares) (d)....               0
CST/Star Products, Inc. (.3 common shares) (c) (d)..........             557
Dan River, Inc. (192,060 common shares) (d).................         864,270
DecisionOne Corp. (605,299 common shares) (c) (d)...........       7,433,072
Decorate Today.Com (198,600 common shares) (c) (d) (g)......       1,725,834
Flagstar Cos., Inc. (8,755 common shares) (d)...............              22
Fleer/Marvel Entertainment, Inc. (617,446 preferred shares)
(g).........................................................       4,939,566
Fleer/Marvel Entertainment, Inc. (891,340 common shares) (d)
(g).........................................................       4,958,079
London Fog Industries, Inc. (1,083,301 common shares) (c)
  (d) (g)...................................................               0
London Fog Industries, Inc. (Warrants for 66,580 common
  shares) (c) (d) (g).......................................               0
Murray's Discount Auto Stores, Inc. (Warrants for 289 common
  shares) (c) (d)...........................................               3
Payless Cashways, Inc. (1,024,159 common shares) (d) (g)....       1,664,258
Rowe International, Inc. (91,173 common shares) (c) (d)
(g).........................................................               0
Sarcom, Inc. (43 common shares) (c) (d).....................               0
Trans World Entertainment Corp. (3,789,962 common shares)
(c) (d) (g).................................................      45,716,417
United Fixtures Holdings, Inc. (196,020 common shares) (c)
(d).........................................................               0
United Fixtures Holdings, Inc. (53,810 preferred shares) (c)
(d).........................................................         535,410
                                                              --------------

TOTAL EQUITIES..............................................     127,037,313
                                                              --------------

TOTAL LONG-TERM INVESTMENTS  91.5%
(Cost $6,230,682,742).......................................   5,907,315,970
                                                              --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

                        DESCRIPTION                               VALUE

SHORT-TERM INVESTMENTS  7.9%
COMMERCIAL PAPER  7.1%
Armstrong World Industries, Inc. ($20,000,000 par, maturing
  08/15/00 to 08/16/00, yielding 6.72%).....................  $   19,945,867
Autoliv ASP, Inc. ($50,200,000 par, maturing 08/10/00 to
  08/22/00, yielding 6.74% to 6.75%)........................      50,062,965
Bank of Nova Scotia, Inc. ($30,000,000 par, maturing
  08/18/00, yielding 6.48%).................................      29,908,200
Bridgestone/Firestone ($10,000,000 par, maturing 08/01/00,
  yielding 6.49%)...........................................      10,000,000
ConAgra, Inc. ($37,000,000 par, maturing 08/08/00 to
  08/11/00, yielding 6.65% to 6.68%)........................      36,942,636
Cox Communications, Inc. ($10,000,000 par, maturing
  08/22/00, yielding 6.70%).................................       9,960,917
Federated Department Stores ($10,000,000 par, maturing
  08/02/00, yielding 6.67%).................................       9,998,147
Fedex Corp. ($7,000,000 par, maturing 08/21/00, yielding
  6.72%)....................................................       6,973,867
Glencore Funding, Inc. ($50,000,000 par, maturing 08/02/00
  to 08/08/00, yielding 6.67% to 6.75%).....................      49,949,531
Illinois Power Co. ($10,000,000 par, maturing 08/04/00,
  yielding 6.62%)...........................................       9,994,483
Mallinckrodt Group, Inc. ($20,000,000 par, maturing
  08/01/00, yielding 6.75%).................................      20,000,000
Nabisco, Inc. ($14,000,000 par, maturing 08/03/00, yielding
  6.63%)....................................................      13,994,843
RPM, Inc. ($16,990,000 par, maturing 08/09/00 to 08/28/00,
  yielding 6.73% to 6.75%)..................................      16,928,921
Safeway, Inc. ($20,000,000 par, maturing 08/22/00 to
  08/23/00, yielding 6.70%).................................      19,919,972
Sprint Capital Corp. ($20,000,000 par, maturing 08/02/00 to
  08/17/00, yielding 6.70%).................................      19,968,361
Temple Inland, Inc. ($10,000,000 par, maturing 08/01/00,
  yielding 6.78%)...........................................      10,000,000
Texas Utilities Co. ($50,000,000 par, maturing 08/01/00 to
  08/11/00, yielding 6.70%).................................      49,936,722
TRW, Inc. ($36,700,000 par, maturing 08/03/00 to 08/16/00,
  yielding 6.65% to 6.68%)..................................      36,655,424
Visteon Corp. ($15,000,000 par, maturing 08/03/00 to
  08/23/00, yielding 6.66% to 6.70%)........................      14,957,206
Xtra, Inc. ($25,562,000 par, maturing 08/03/00 to 08/17/00,
  yielding 6.69% to 6.75%)..................................      25,525,875
                                                              --------------

TOTAL COMMERCIAL PAPER......................................     461,623,937
                                                              --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

                        DESCRIPTION                               VALUE

SHORT-TERM LOAN PARTICIPATIONS  0.7%
Asland, Inc. ($10,000,000 par, maturing 08/24/00, yielding
6.77%)......................................................  $   10,000,000
Cabot Corp. ($8,000,000 par, maturing 08/18/00, yielding
6.80%)......................................................       8,000,000
Mead Corp. ($5,000,000 par, maturing 08/16/00, yielding
6.76%)......................................................       5,000,000
Praxair, Inc. ($15,000,000 par, maturing 08/15/00, yielding
6.76%)......................................................      15,000,000
Visteon Corp. ($9,800,000 par, maturing 08/08/00, yielding
6.83%)......................................................       9,800,000
                                                              --------------

TOTAL SHORT-TERM LOAN PARTICIPATIONS........................      47,800,000
                                                              --------------

TIME DEPOSIT  0.1%
State Street Bank & Trust Corp. ($4,600,000 par, 6.50%
coupon, dated 07/31/00, to be sold on 08/01/00 at
$4,600,831).................................................       4,600,000
                                                              --------------

TOTAL SHORT-TERM INVESTMENTS  7.9%
(Cost $514,023,937).........................................     514,023,937
                                                              --------------

TOTAL INVESTMENTS  99.4%
(Cost $6,744,706,679).......................................   6,421,339,907

OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%.................      36,625,388
                                                              --------------

NET ASSETS  100.0%..........................................  $6,457,965,295
                                                              ==============

NR--Not Rated

 + Loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poors Group are considered to be below investment grade. (Unaudited)

 1  Industry percentages are calculated as a percentage of net assets.

(a) This Senior Loan interest is non-income producing.

(b) This Borrower has filed for protection in federal bankruptcy court.

(c) Restricted security.

(d) Non-income producing security as this stock currently does not declare dividends.

(e) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(f) Interest is accruing at less than the stated coupon.

(g) Affiliated company. See notes to financial statements.

(h) Subsequent to July 31, 2000, this borrower has filed for protection in federal bankruptcy court.

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2000

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR") (ii) the prime rate offered by one or more major banks and,
   (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
July 31, 2000

ASSETS:
Total Investments (Cost $6,744,706,679).....................  $6,421,339,907
Cash........................................................         557,269
Receivables:
  Interest and Fees.........................................      52,344,165
  Investments Sold..........................................       4,612,887
  Fund Shares Sold..........................................       1,946,464
  Dividends.................................................         121,794
Other.......................................................         216,212
                                                              --------------
    Total Assets............................................   6,481,138,698
                                                              --------------
LIABILITIES:
Payables:
  Income Distributions......................................       7,890,985
  Investment Advisory Fee...................................       5,264,192
  Investments Purchased.....................................       4,721,794
  Administrative Fee........................................       1,415,221
  Distributor and Affiliates................................       1,171,387
  Fund Shares Repurchased...................................         382,570
Accrued Expenses............................................       1,842,834
Trustees' Deferred Compensation and Retirement Plans........         484,420
                                                              --------------
    Total Liabilities.......................................      23,173,403
                                                              --------------
NET ASSETS..................................................  $6,457,965,295
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 679,708,950 shares issued and
  outstanding)..............................................  $    6,797,090
Paid in Surplus.............................................   6,850,206,625
Accumulated Undistributed Net Investment Income.............      19,971,616
Accumulated Net Realized Loss...............................     (95,643,264)
Net Unrealized Depreciation.................................    (323,366,772)
                                                              --------------
NET ASSETS..................................................  $6,457,965,295
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($6,457,965,295 divided by
  679,708,950 shares outstanding)...........................  $         9.50
                                                              ==============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended July 31, 2000

INVESTMENT INCOME:
Interest....................................................  $ 616,130,236
Fees........................................................      1,479,724
Dividends ($455,701 received as dividend income from
  affiliates)...............................................        455,701
Other.......................................................      8,292,209
                                                              -------------
    Total Income............................................    626,357,870
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     69,830,499
Administrative Fee..........................................     18,860,527
Shareholder Services........................................      5,550,758
Legal.......................................................      1,920,741
Custody.....................................................        991,140
Trustees' Fees and Related Expenses.........................        275,925
Other.......................................................      3,601,004
                                                              -------------
    Total Expenses..........................................    101,030,594
    Less: Credits Earned on Cash Balances...................        245,523
                                                              -------------
    Net Expenses............................................    100,785,071
                                                              -------------
NET INVESTMENT INCOME.......................................  $ 525,572,799
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (28,679,370)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (66,177,805)
  End of the Period.........................................   (323,366,772)
                                                              -------------
Net Unrealized Depreciation During the Period...............   (257,188,967)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(285,868,337)
                                                              =============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 239,704,462
                                                              =============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended July 31, 2000 and 1999

                                                        YEAR ENDED        YEAR ENDED
                                                      JULY 31, 2000     JULY 31, 1999
                                                      --------------------------------
FROM INVESTMENT ACTIVITIES:
Net Investment Income.............................    $  525,572,799    $  510,587,206
Net Realized Loss.................................       (28,679,370)      (39,696,960)
Net Unrealized Depreciation During the Period.....      (257,188,967)      (60,996,583)
                                                      --------------    --------------
Change in Net Assets from Operations..............       239,704,462       409,893,663
Distributions from Net Investment Income..........      (521,005,157)     (506,562,808)
                                                      --------------    --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................      (281,300,695)      (96,669,145)
                                                      --------------    --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Common Shares Sold..................       433,298,300     1,681,564,508
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................       271,508,075       268,516,058
Cost of Shares Repurchased........................    (2,101,931,358)   (1,029,903,851)
                                                      --------------    --------------

NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................    (1,397,124,983)      920,176,715
                                                      --------------    --------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS...........    (1,678,425,678)      823,507,570
NET ASSETS:
Beginning of the Period...........................     8,136,390,973     7,312,883,403
                                                      --------------    --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $19,971,616 and $14,841,151, respectively)......    $6,457,965,295    $8,136,390,973
                                                      ==============    ==============

                                               See Notes to Financial Statements

Statement of Cash Flows
For the Year Ended July 31, 2000

CHANGE IN NET ASSETS FROM OPERATIONS........................    $   239,704,462
                                                                ---------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................      1,669,721,962
  Increase in Interest and Fees Receivables.................           (454,145)
  Increase in Receivable for Investments Sold...............         (2,288,950)
  Increase in Dividends Receivable..........................           (121,794)
  Decrease in Other Assets..................................            114,061
  Decrease in Investment Advisory Fee Payable...............         (1,193,296)
  Decrease in Administrative Fee Payable....................           (335,744)
  Decrease in Distributor and Affiliates Payable............         (1,247,797)
  Increase in Payable for Investments Purchased.............          4,721,794
  Decrease in Accrued Expenses..............................         (2,068,107)
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................            120,497
                                                                ---------------
    Total Adjustments.......................................      1,666,968,481
                                                                ---------------

NET CASH PROVIDED BY OPERATING ACTIVITIES...................      1,906,672,943
                                                                ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................        448,990,115
Payments on Shares Repurchased..............................     (2,101,548,788)
Change in Intra-day Credit Line with Custodian Bank.........         (1,276,982)
Cash Dividends Paid.........................................       (252,280,019)
                                                                ---------------
  Net Cash Used for Financing Activities....................     (1,906,115,674)
                                                                ---------------
NET INCREASE IN CASH........................................            557,269
Cash at Beginning of the Period.............................                -0-
                                                                ---------------
CASH AT END OF THE PERIOD...................................    $       557,269
                                                                ===============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                      YEAR ENDED JULY 31,
                                        2000       1999       1998       1997       1996
                                      ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................  $   9.85   $   9.98   $   9.96   $  10.00   $  10.05
                                      --------   --------   --------   --------   --------
  Net Investment Income.............       .68        .64        .68        .70        .73
  Net Realized and Unrealized
    Gain/Loss.......................      (.36)      (.13)       .01       (.04)      (.03)
                                      --------   --------   --------   --------   --------
Total from Investment Operations....       .32        .51        .69        .66        .70
Less Distributions from Net
  Investment Income.................       .67        .64        .67        .70        .75
                                      --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD............................  $   9.50   $   9.85   $   9.98   $   9.96   $  10.00
                                      ========   ========   ========   ========   ========
Total Return (a)....................     3.15%      5.23%      7.22%      6.79%      7.22%
Net Assets at End of the Period (In
  millions).........................  $6,458.0   $8,136.4   $7,312.9   $6,237.0   $4,865.8
Ratio of Expenses to Average Net
  Assets............................     1.34%      1.35%      1.41%      1.42%      1.46%
Ratio of Net Investment Income to
  Average Net Assets................     6.97%      6.48%      6.81%      7.02%      7.33%
Portfolio Turnover (b)..............       36%        44%        73%        83%        66%

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 3.00% imposed on most shares accepted by the Trust for repurchase within the first year and declining thereafter to 0.00% after the fifth year. If the early withdrawal charge were included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

July 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Prime Rate Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Trust commenced investment operations on October 4, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Trust's Variable Rate Senior Loan interests and Other Loan interests (collectively "Loan interests") are valued by the Trust following guidelines established and periodically reviewed by the Trust's Board of Trustees. Subject to criteria established by the Trust's Board of Trustees about the availability and reliability of market indicators obtained from independent pricing sources, certain Loan interests are valued at the mean of bid and ask market indicators supplied by independent pricing sources approved by the Trust's Board of Trustees. All other Loan interests are valued by considering a number of factors including consideration of market indicators, transactions in instruments which Van Kampen Investment Advisory Corp. (the "Adviser") believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Loan interests. Consideration of comparable instruments may include variable rate securities which have adjustment periods comparable to the Loan interests in the Trust's portfolio. The fair value of Loan interests are reviewed and approved by the Trust's Valuation Committee and by the Trust's Board of Trustees. The fair value of a Loan interest may differ significantly from the market value that would have been used had there been a ready and reliable market for the Loan interest.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2000

    Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser under the direction of the Board of Trustees.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees on senior loans purchased are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable security.

    Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $58,142,159, which will expire between July 31, 2004 and July 31, 2008. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of wash sales, post October losses which may not be recognized for tax purposes until the first day of the following fiscal year and losses that were recognized for book purposes but not for tax purposes at the end of the fiscal year.

    At July 31, 2000, for federal income tax purposes cost of long- and short-term investments is $6,744,720,032, the aggregate gross unrealized appreciation is $38,920,250 and the aggregate gross unrealized depreciation is $362,300,375 resulting in net unrealized depreciation on long- and short-term investments of $323,380,125.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at

NOTES TO
FINANCIAL STATEMENTS

July 31, 2000

least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. Permanent differences relating to expenses which are not deductible for tax purposes totaling $562,823 were reclassified from capital to accumulated undistributed net investment income.

F. CREDITS EARNED ON CASH BALANCES During the year ended July 31, 2000, the Trust's custody fee was reduced by $245,523 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

                     AVERAGE NET ASSETS                         % PER ANNUM
First $4.0 billion..........................................    .950 of 1%
Next $3.5 billion...........................................    .900 of 1%
Next $2.5 billion...........................................    .875 of 1%
Over $10.0 billion..........................................    .850 of 1%

    In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc., the Trust's Administrator, at an annual rate of .25% of the average net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the year ended July 31, 2000, the Trust recognized expenses of approximately $343,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended July 31, 2000, the Trust recognized expenses of approximately $86,600 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Trust.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2000

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the year ended July 31, 2000, the Trust recognized expenses for these services of approximately $4,504,500. Shareholder servicing fees are determined through negotiations with the Trust's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    During the period, the Trust owned shares of the following affiliated companies. Affiliated companies are defined by the Investment Company Act of 1940 as those companies in which a fund holds 5% or more of the outstanding voting securities.

                                                    REALIZED      DIVIDEND    MARKET VALUE
                NAME                   SHARES*     GAIN/(LOSS)     INCOME       7/31/00
Decision One Corp...................    605,299         0                0    $ 7,433,072
Decorate Today.Com. ................    198,600         0                0      1,725,834
London Fog Industries, Inc..........  1,083,301         0                0              0
Fleer/Marvel Entertainment, Inc.....  1,508,786         0         $455,701      9,897,645
Payless Cashways, Inc...............  1,024,159         0                0      1,664,258
Rowe International, Inc.............     91,173         0                0              0
Trans World Entertainment Corp......  3,789,962         0                0     45,716,417
United Fixtures Holdings, Inc.......    249,830         0                0        535,410

* Shares were acquired through the restructuring of Senior loan interests.

3. CAPITAL TRANSACTIONS

At July 31, 2000 and July 31, 1999, paid in surplus aggregated $6,850,769,448 and $8,246,435,399, respectively.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2000

    Transactions in common shares were as follows:

                                                           YEAR ENDED       YEAR ENDED
                                                          JULY 31, 2000    JULY 31, 1999
Beginning Shares......................................     825,612,225      733,069,022
                                                          ------------     ------------
  Shares Sold.........................................      44,598,159      169,386,633
  Shares Issued Through Dividend Reinvestment.........      28,154,985       27,059,241
  Shares Repurchased..................................    (218,656,419)    (103,902,671)
                                                          ------------     ------------
  Net Increase/Decrease in Shares Outstanding.........    (145,903,275)      92,543,203
                                                          ------------     ------------
Ending Shares.........................................     679,708,950      825,612,225
                                                          ============     ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $2,332,815,340 and $3,550,089,366, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the shares on the expiration date of the tender offer. For the year ended July 31, 2000, 218,656,419 shares were tendered and repurchased by the Trust.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to Van Kampen. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                                                                WITHDRAWAL
                     YEAR OF REPURCHASE                           CHARGE
First.......................................................       3.0%
Second......................................................       2.5%
Third.......................................................       2.0%
Fourth......................................................       1.5%
Fifth.......................................................       1.0%
Sixth and following.........................................       0.0%

NOTES TO
FINANCIAL STATEMENTS

July 31, 2000

    For the year ended July 31, 2000, Van Kampen received early withdrawal charges of approximately $21,203,800 in connection with tendered shares of the Trust.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $217,648,397 as of July 31, 2000. The Trust generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

    The Trust, along with the Van Kampen Senior Floating Rate Fund, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on September 12, 2001. The proceeds of any borrowing by the Trust under the revolving credit agreement shall be used for temporary liquidity purposes and funding of shareholder tender offers. Annual commitment fees of .09% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .50%. There have been no borrowings under this agreement to date.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2000

    At July 31, 2000, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                                PRINCIPAL
                                                                 AMOUNT       VALUE
                    SELLING PARTICIPANT                           (000)       (000)
Bankers Trust...............................................    $ 45,079     $ 44,881
Societe Generale............................................      21,760       21,758
Goldman Sachs...............................................      10,714       10,613
Bank of Boston..............................................       9,900        9,813
Chase Securities, Inc.......................................       8,960        8,939
Bank One....................................................       6,000        5,985
Morgan Guaranty Trust.......................................       5,000        5,001
Donaldson Lufkin Jenrette...................................       4,938        4,884
Canadian Imperial Bank of Commerce..........................       3,442        3,444
                                                                --------     --------
Total.......................................................    $115,793     $115,318
                                                                ========     ========